                     GIRILAMBONE MINING PROJECT
                                  &
                      GIRILAMBONE NORTH PROJECT

                AMENDED & RESTATED FACILITY AGREEMENT



                       DATE:  28 FEBRUARY 1997


                    BANK OF WESTERN AUSTRALIA LTD
                           ACN 050 494 454

                              ("BANK")


                                 AND


                   NORD AUSTRALEX NOMINEES PTY LTD
                           ACN 001 657 272
               IN ITS CAPACITY AS TRUSTEE OF THE TRUST

                            ("BORROWER")


                                 AND

                      NORD GOLD COMPANY LIMITED
                        NORD PACIFIC LIMITED
                  NORD HIGHLANDS MINERAL VENTURE-1

                       ("TRUST BENEFICIARIES")



                             CLAYTON UTZ
                       Barristers & Solicitors
                           BankWest Tower
                       108 St George's Terrace
                            PERTH WA 6000
                              AUSTRALIA

                          TABLE OF CONTENTS

CLAUSE                                                                      PAGE

1.   DEFINITIONS AND INTERPRETATION                                           1

1.1  DEFINITIONS                                                              1
1.2  CONSTRUCTION OF CERTAIN REFERENCES                                      26
1.3  INTERPRETATION                                                          27
1.4  CURRENCY CALCULATIONS                                                   28
1.5  REPAYMENT AND PREPAYMENT                                                29
1.6  DETERMINATION AND CERTIFICATE CONCLUSIVE                                29
1.7  ACCOUNT BALANCES                                                        29
1.8  CONSENT OF THE BANK                                                     29

2.   THE FACILITIES                                                          29

2.1  (a)  GRANT OF FACILITIES                                                29
     (a)  AMENDMENT AND RESTATEMENT                                          30
2.2  FINANCING OFFICE                                                        30

3.   CONDITIONS PRECEDENT                                                    30

3.1  AUTHORISED OFFICER'S CERTIFICATE                                        30
3.2  CONDITIONS                                                              30
3.3  CERTIFICATION                                                           31

4.   APPROVED PURPOSES                                                       32

5.   DRAWDOWN - GENERAL PROVISIONS                                           32

5.1  DRAWDOWN NOTICES                                                        32
5.2  AVAILABILITY DATE                                                       33
5.3  DRAWDOWN INDEMNITY                                                      33
5.4  VARIATION TO DRAWDOWN NOTICES                                           33
5.5  BANK NOT OBLIGED TO PROVIDE DRAWINGS                                    33
5.6  NO RE-BORROWINGS                                                        34
5.7  RENEWAL OF DRAWDOWN                                                     34
5.8  EXISTING FACILITIES                                                     34

6.   INTEREST AND FUNDING PERIODS                                            34

6.1  FUNDING PERIODS                                                         34
6.2  CALCULATION OF THE US$ RATE                                             34
6.3  VARIABLE INTEREST RATE                                                  35

7.   FIXED RATE FACILITY                                                     35


                                                                             (i)

                          TABLE OF CONTENTS

CLAUSE                                                                      PAGE

7.1  BORROWER MAY REQUEST FIXED RATE ADVANCE                                 35
7.2  FIXED RATE REQUEST                                                      35
7.3  FIXED RATE CONFIRMATION                                                 36
7.4  INTEREST                                                                36

8.   PERFORMANCE BOND FACILITY                                               36

8.1  NOTICE                                                                  36
8.2  OBLIGATION TO ISSUE                                                     37
8.3  COUNTER-INDEMNITY FROM BORROWER                                         37
8.4  OBLIGATION TO REIMBURSE AND PAY INTEREST                                37
8.5  OBLIGATIONS UNCONDITIONAL                                               38

9.   TREASURY FACILITY                                                       38

10.  REPAYMENT                                                               38

10.1 PAYMENT ON MATURITY DATE                                                38
10.2 REPAYMENT INSTALMENTS                                                   39
10.3 TERMINATION DATE                                                        39
10.4 INCREASE OF COMMITMENT AND EXTENSION OF AVAILABILITY PERIOD             39

11.  PREPAYMENTS                                                             39

11.2 UNWINDING COSTS                                                         40
11.3 RISK MANAGEMENT AGREEMENTS                                              40
11.4 BENEFIT                                                                 40

12.  CANCELLATION                                                            40

13.  FEES                                                                    41

14.  PAYMENTS AND DELIVERIES                                                 41

14.1 PAYMENTS                                                                41
14.2 MANNER OF PAYMENT                                                       41
14.3 SET-OFF                                                                 41
14.4 OVERDUE AND OTHER AMOUNTS                                               41

15.  TAXES                                                                   42

15.1 NO DEDUCTION FOR TAXES AND NO SET-OFF OR COUNTERCLAIM                   42
15.2 PAYMENT NET OF TAXES                                                    42
15.3 SECTION 261                                                             43


                                                                            (ii)

                          TABLE OF CONTENTS

CLAUSE                                                                      PAGE

15.4 CURRENCY INDEMNITY                                                      43

16.  YIELD PROTECTION                                                        43

16.1 MARKET DISTURBANCE - SUSPENSION NOTICE                                  43
16.2 MARKET DISTURBANCE PRIOR TO UTILISATION                                 44
16.3 MARKET DISTURBANCE RELATING TO OTHER UTILISATIONS                       44

17.  CHANGES IN LAW                                                          45

17.1 INCREASED COSTS                                                         45
17.2 MINIMISATION                                                            45
17.3 ILLEGALITY                                                              46
17.4 REPAYMENT OF INCREASED COSTS                                            46
17.5 MITIGATION OF INCREASED COSTS OR ADVERSE CIRCUMSTANCES                  46

18.  REPRESENTATIONS AND WARRANTIES                                          47

18.2 INFORM BANK IF REPRESENTATIONS AND WARRANTIES NOT TRUE                  51
18.3 BORROWER'S CONTINUING REPRESENTATIONS AND WARRANTIES                    51

19.  UNDERTAKINGS                                                            51

19.1 GOOD FAITH CONSIDERATION, ACCOUNTS AND INFORMATION TO BE PROVIDED
     TO THE BANK                                                             51
19.2 NEGATIVE PLEDGE COVENANTS - BORROWER                                    54
19.3 INSURANCE                                                               55
19.4 GENERAL PROJECT COVENANTS                                               59
19.5 ENVIRONMENT                                                             63
19.6 APPROVED BUDGET AND DEVELOPMENT PLANS                                   65
19.7 RATIOS                                                                  65
19.8 COVENANT TO PERFORM                                                     66

20.  EXPERTS                                                                 66

20.1 APPOINTMENT AND REPLACEMENT                                             66
20.2 DUTIES OF EXPERTS                                                       66
20.3 COSTS OF EXPERTS                                                        66
20.4 RELIANCE UPON EXPERTS                                                   66

21.  SPECIAL PURPOSE ACCOUNTS                                                67

21.1 MAINTAIN ACCOUNTS                                                       67
21.2 MONEY TO BE PAID INTO BORROWER'S PROCEEDS ACCOUNTS                      67


                                                                           (iii)

                          TABLE OF CONTENTS

CLAUSE                                                                      PAGE

21.3 APPLICATION OF INSURANCE PROCEEDS                                       68
21.4 PAYMENTS TO BORROWER'S PROCEEDS ACCOUNTS                                68
21.5 PROVISIONS - SPECIAL PURPOSE ACCOUNTS GENERALLY                         68
21.6 CLAIM FORM                                                              69
21.7 INTEREST                                                                69

22.  DEBT SERVICE RESERVE ACCOUNT                                            69

23.  DEFAULT                                                                 70

23.1 EVENTS OF DEFAULT                                                       70
23.2 NOTICE TO THE BORROWER                                                  73
23.3 CONVERSION OF LOAN TO DOLLARS                                           73

24.  INDEMNITY                                                               74

25.  RIGHTS OF SET-OFF                                                       74

26.  COSTS AND EXPENSES                                                      75

26.1 BORROWER TO PAY BANK'S COSTS                                            75
26.2 CERTAIN COSTS TO THE ACCOUNT OF THE BANK                                75

27.  NOTICES                                                                 75

27.1 ADDRESS OF NOTICES                                                      75
27.2 DEEMED RECEIPT                                                          76
27.3 CHANGE OF ADDRESS OR FACSIMILE NUMBER                                   77
27.4 CONCLUSIVE EVIDENCE                                                     77

28.  ASSIGNMENT                                                              77

28.1 THE SECURITY PROVIDER NOT TO ASSIGN                                     77
28.2 ASSIGNMENT BY THE BANK                                                  77
28.3 BANK MAY PROVIDE INFORMATION                                            78
28.4 BANK SHALL INCLUDE TRANSFERS                                            78
28.5 SUB-PARTICIPATIONS NOT PROHIBITED                                       78

29.  COUNTERPARTS                                                            78

30.  GOVERNING LAW                                                           78

31.  CONFLICT WITH OTHER TRANSACTION DOCUMENTS                               78


                                                                            (iv)

                          TABLE OF CONTENTS

CLAUSE                                                                      PAGE

32.  CONFIDENTIALITY                                                          78

33.  MISCELLANEOUS                                                            79

34.  CURRENCY EXCHANGES                                                       80

SCHEDULE 1                                                                    81

SCHEDULE 2                                                                    83

SCHEDULE 3                                                                    84

SCHEDULE 4                                                                    85

SCHEDULE 5                                                                    86

ANNEXURE A                                                                   A-1

ANNEXURE B                                                                   B-1

ANNEXURE C                                                                   C-1

ANNEXURE D                                                                   D-1

ANNEXURE E                                                                   E-1

ANNEXURE F                                                                   F-1

ANNEXURE G                                                                   G-1


                                                                             (v)

THIS AMENDED & RESTATED AGREEMENT is made at Sydney on February 28, 1997


BETWEEN BANK OF WESTERN AUSTRALIA LTD ACN 050 494 454 of Level 7 Grosvenor Place, 225 George Street, Sydney, New South Wales, Australia ("BANK")

AND NORD AUSTRALEX NOMINEES PTY LTD ACN 001 657 272 in its capacity as trustee of the Trust of Level 15, 3 Spring Street, Sydney, New South Wales, Australia ("BORROWER")

AND NORD GOLD COMPANY LIMITED ("NORD GOLD") and NORD PACIFIC LIMITED ("NORD PACIFIC") both companies incorporated in Bermuda, of Level 15, 3 Spring Street, Sydney, New South Wales, Australia and NORD HIGHLANDS MINERAL VENTURE-1 ("NORD HIGHLANDS") a general partnership formed under the laws of California, United States of America (collectively the "TRUST BENEFICIARIES" and each a "TRUST BENEFICIARY")


RECITAL

The Borrower and the Trust Beneficiaries have requested the Bank to provide the Facilities under which financial accommodation will be made available to the Borrower for Approved Purposes and the Bank has agreed to make available such Facilities to the Borrower on the following terms and conditions.


IT IS AGREED

1.  DEFINITIONS AND INTERPRETATION

1.1 DEFINITIONS

    In this Agreement, the following terms shall, unless the context otherwise requires, have the meanings set out below:

    "ACCEPTABLE SALES CONTRACTS" means the sales contracts for the Borrower's Proportion of Copper End Products made between the Borrower or an agent for the Borrower as seller and a buyer of good financial standing, which:

    (a)   have been produced to and approved by the Bank;

    (b) permit the Borrower to assign by way of mortgage all its rights under such sale contracts to the Bank; and

    (c)   are acceptable as to their provisions to the Bank,

    as such contracts may be varied or replaced from time to time with the consent of the Bank.

    "ACCOMMODATION DATE" means a Drawdown Date or a Renewal Date.


                                                                              1.

    "ADVANCE" means the amount in US Dollars of a Drawdown or, where the context so requires, the amount of any such outstanding Drawdown at the relevant time and "ADVANCES" has a corresponding meaning.

    "AGREEMENT" means this Agreement as may be varied, amended, supplemented, novated or replaced from time to time and shall include any Schedules, Annexures and Attachments.

    "APPROVED BUDGET" means the budget (which includes the Financial Model) submitted to the Bank in compliance with the Borrower's obligations under the Existing Facility Agreement and approved by the Bank pursuant to the terms of that agreement ("EXISTING APPROVED BUDGET"), as that budget may be varied from time to time with the consent of the Bank or as required pursuant to Clause 19.6.

    "APPROVED PURPOSES" means the purposes set out in Clause 4.

    "A$ PROCEEDS ACCOUNT" means the account in the name of the Borrower with the Bank maintained at Level 7, Grosvenor Place, 225 George Street, Sydney, New South Wales, Australia and designated Account No. 1 or such other account as the Bank and the Borrower may agree from time to time.

    "A$ RATE" means the Bank's cost of funds for the relevant period in relation to funding the relevant moneys, as determined by the Bank in good faith having regard to the Bill Rate.

    "AUSTRALIAN LAW" means all legislation of the Parliament of the Commonwealth of Australia or of any State or Territory or of any local, municipal or shire authority now or hereafter in force and any rule, regulation, ordinance, by-law, statutory instrument, policy, order or notice or other action now or hereafter made under such legislation.

    "AUTHORISATION" includes any consent, authorisation, registration, agreement, notarisation, certificate, permission, licence, approval, authority or exemption or, in relation to any act, matter or thing which may be proscribed or restricted in whole or in part by Law or regulation if a Government Agency intervenes or acts in any way within a specified period after lodgement, registration or notification of such act, matter or thing, the expiry of such period without such proscription, restriction, intervention or action.

    "AUTHORISED OFFICER" means:

    (a) with respect to the Bank, any director or secretary of the Bank or any employee of the Bank whose title includes the word "Manager" and includes any person for the time being acting in any such position; and

    (b) with respect to the Borrower, the person or persons, or the person or persons holding the positions, from time to time, nominated as an authorised officer by the Borrower by notice in writing to the Bank, such notice to be accompanied by specimen signatures of all persons so appointed.

    "AVAILABILITY DATE" for each Facility means the date on which each of the Conditions Precedent have been satisfied or waived.


                                                                              2.

    "AVAILABILITY PERIOD" means the period commencing on the Availability Date and expiring on the first to occur of:

    (a)   the date on which the Facilities have been fully Drawn; and

    (b)   the date on which the Commitment is cancelled, or

    such later date as may be agreed by the Bank.

    "AVAILABLE CASH FLOW" means in relation to each consecutive Quarter (the first of which shall commence 3 Business Days prior to 31 March 1997), the amount in US Dollars calculated by the Bank in good faith as being the difference between:

    (a)   the Borrower's Project Revenue for the relevant Quarter; and

    (b)   Project Operating Costs for that Quarter,

    PROVIDED THAT:

    (i) for the purpose of any such calculation all amounts paid into or transferred from the A$ Proceeds Account shall be converted to US Dollars at the Spot Rate of Exchange prevailing 3 Business Days prior to the end of the relevant Quarter; and

    (ii) for the purpose of determining the amount of Available Cash Flow on each Repayment Date, each such calculation shall be made by the Bank on or before 10:30am (Sydney time) on the relevant Repayment Date (provided the Borrower shall have provided the relevant information to the Bank to enable it to make such calculation) or as soon as practicable after the date such information is provided to the Bank

    "AVAILABLE COMMITMENT" means on any day, the difference between the Facility Limit and the Facility Amount Outstanding.

    "BANK" includes:

    (a) any company, bank, financial institution or other person for which the Bank is acting as agent or trustee and agent and which at any time makes available financial accommodation to or for the account of any person under this Agreement; and

    (b) any successor of, assignee of or transferee from the Bank or any person (whether of the whole or part of the interest of such person) referred to in paragraph (a) of this definition.

    "BENEFICIARY" means in respect of any Performance Bond, the person in whose favour the Performance Bond is issued.

    "BILL" means a bill of exchange as defined in the Bills of Exchange Act 1909 of the Commonwealth of Australia, (excluding cheques).

    "BILL RATE" means the rate (being calculated on an annual percentage basis) calculated


                                                                              3.

    by the Bank by taking the average of the bid rates for a Bill having a tenor comparable to the relevant period (excluding the highest and lowest of such rates) published at or about 10:00am (Sydney time) on the relevant date appearing on the page numbered "BBSW" on the Reuters Monitor Rates Service, or such other page as may replace the "BBSW" page on that Service for the purpose of displaying bid rates for Bills quoted by leading banks at or about 10:00am (Sydney time) in the Sydney inter-bank market, and rounding the resultant figure to the nearest 2 decimal places provided that if on any such day after excluding the highest and lowest rates quoted only two or fewer rates are published with respect to a period equivalent to such period or any such rate or rates are not available on the Reuters Monitor Rates Service on the relevant day then the Bill Rate shall be the rate percent per annum (being calculated on an annual percentage basis as a yield to maturity) quoted by the Bank to other leading banks at or about 10:00am (Sydney time) on the relevant day for a Bill having a face value equal to the relevant amount, and a tenor equal to the relevant period.

    "BORROWER'S PROCEEDS ACCOUNTS" means the A$ Proceeds Account and the US$ Proceeds Account or either of them.

    "BORROWER'S PROJECT ASSETS" means all the right, title and estate of the Borrower, both present and future, in, to, under or derived from Joint Venture Assets (including, without limitation, its Participating Interests) together with all the Borrower's right, title, interest and privileges (both present and future) with respect to:

    (a)   Products;

    (b)   Sales Contracts;

    (c)   Risk Management Agreements;

    (d)   Insurance Policies;

    (e)   the Shares;

    (f)   the Cross Charges;

    (g) margin call amounts deposited with the Bank pursuant to the provisions of any Risk Management Agreement; and

    (h)   the Borrower's Proceeds Accounts,

    and where the context permits shall include any part thereof.

    "BORROWER'S PROJECT REVENUE" means, in relation to the relevant period, the sum (in Dollars or US Dollars, as applicable) of:

    (a) all proceeds of sale and other amounts accrued or paid to the Borrower or for its account under or in respect of any of the Sales Contracts or any other sale of Products during the relevant period;

    (b) all moneys accrued to it or for its account in respect of any use, lease, sale or other disposal of any Joint Venture Asset during that period; and


                                                                              4.

    (c) all other revenues (including its interest in any proceeds of Insurances unless the Bank otherwise directs or this Agreement otherwise requires) accrued to it and attributable to its Participating Interests during that period, and also includes any moneys which would have accrued to it during that period but for the payer exercising any right of set-off, deduction, or withholding or but for any assignment or direction made by or on behalf of the Borrower.

    "BORROWER'S PROPORTION" means:

    (a) with respect to any particular amount relating to the Girilambone Mining Joint Venture, as such amount stands at any time, the proportion which the Girilambone Mining Participating Interest at any time bears to that amount; and

    (b) with respect to any particular amount relating to the Girilambone North Joint Venture, as such amount stands at any time, the proportion which the Girilambone North Participating Interest at any time bears to that amount.

    "BUSINESS DAY" means:

    (a) with respect to a Cash Advance, a day on which trading banks are open for business in Perth, Sydney and Singapore; and

    (b) for the purposes of any other Advance and Clause 27.2, a day on which trading banks generally are open for business in the relevant place.

    "CASH ADVANCE" means each Advance made under the Cash Advance Facility.

    "CASH ADVANCE FACILITY" means the cash advance facility described in Clause 2.1.

    "CASH AMOUNT OUTSTANDING" means the outstanding amount described in paragraph (a) of the definition "Facility Amount Outstanding".

    "CASH CALL" means:

    (a) in relation to the Girilambone Mining Joint Venture, the meaning given to that term in clause 1.1 of the Girilambone Mining Joint Venture Agreement; and

    (b) in relation to the Girilambone North Joint Venture, the meaning given to that term in clause 1.1 of the Girilambone North Joint Venture Agreement.

    "CASH FACILITY LIMIT" means the amount of US$6,800,000 (which includes the principal amount of the Existing Cash Advances) or such lesser amount to which that amount may be reduced or cancelled pursuant to this Agreement.

    "COMMITMENT" means the Bank's obligation to provide the Facilities up to the Facility Limit, subject to the terms and conditions of this Agreement.

    "CONDITIONS PRECEDENT" means each condition precedent set out in Clause 3.

    "CONSENT & PRIORITY DEED" means the consent and priority deed dated or intended to be dated the same date as this Agreement made between AIDC Australia Limited ACN


                                                                              5.

    054 553 392, the Bank, the Borrower and Straits Mining Pty Ltd ACN 055 020 614.

    "CONTROLLER" means any person described in section 419(1) of the Corporations Law.

    "CO-ORDINATION AGREEMENTS" means the Girilambone Mining Project co-ordination agreement dated 26 August 1992 made between the Borrower and the Other Participant and the Agreement Amending the Girilambone Mining Project Coordination Agreement made 19 February 1997 between the same parties.

    "COPPER END PRODUCTS" means electrowon copper cathodes which conform to British Standard 6017:1981 including amendment 5725 issued by the British Standards Institution.

    "CORPORATIONS LAW" means the "Corporations Law" within the meaning of the Corporations (New South Wales) Act 1990 and, where applicable, the corresponding legislation of any Relevant Jurisdiction.

    "CROSS CHARGES" means the Girilambone Mining Cross Charge and the Girilambone North Cross Charge.

    "DEBT COVER RATIO" means in relation to any period the ratio of:

    (a)   Available Cash Flow for the relevant period; to

    (b) all principal and interest payments due to be made during that period,

    as calculated by the Bank.

    "DEBT SERVICE RESERVE ACCOUNT" means the account with the Bank in the name of the Borrower maintained at Level 7, Grosvenor Place, 225 George Street, Sydney, New South Wales, Australia (or such other branch as the Bank may
    agrees) and designated Account No.                 or such other account as
    the Bank and the Borrower may agree from time to time.

    "DEED OF COVENANT" means the deed dated 12 January 1993 made between the Bank, the Borrower, the Other Participant, Nord Gold, Nord Pacific, Straits Engineers and the Project Manager wherein the parties agree to modify certain of the Project Documents.

    "DEED POLL" means the deed poll dated 19 December 1992 made by the Trust Beneficiaries in favour of the Borrower.

    "DEED OF RELEASE & INDEMNITY" means the deed of release dated 12 January 1993 made between the Bank, the Borrower, NRC and the Trust Beneficiaries wherein (inter alia):

    (a) NRC releases the Bank, the Borrower and the Trust Beneficiaries from any claim it may have to or in respect of the Trust Fund; and

    (b) the Trust Beneficiaries and NRC indemnify the Bank in respect of any loss or damage that the Bank may suffer as a result of (inter alia) the Borrower acting in breach of the Trust and/or the Trust Beneficiaries not being beneficiaries of



                                                                              6.

          the Trust.

    "DEVELOPMENT PLAN" means the document described as the Girilambone Mining Copper Project Development Plan submitted by the Borrower in compliance with its obligations under the Existing Facility Agreement and approved by the Bank pursuant to the terms of that agreement ("EXISTING DEVELOPMENT PLAN"), as such plan may be amended from time to time with the consent of the Bank or as may be required pursuant to Clause 19.6.

    "DISCOUNT RATE" means the annual percentage rate determined by the Bank in good faith (but whose determination shall be final and binding) having regard to the residual term of the Facilities and the Margin.

    "DOLLARS" and "$" means the lawful currency for the time being of the Commonwealth of Australia.

    "DRAWDOWN" means an Advance made pursuant to a Drawdown Notice or a Renewal Notice and "DRAWING" and "DRAWNDOWN" have corresponding meanings.

    "DRAWDOWN AMOUNT" means in relation to a Drawdown the amount of that Drawdown as specified in the relevant Drawdown Notice.

    "DRAWDOWN DATE" means the date referred to as such in Clause 5.1(c).

    "DRAWDOWN NOTICE" means the notice referred to as such in Clause 5.1.

    "ENVIRONMENT" has the meaning given to that term in Section 4 of the Environmental Offences and Penalties Act, 1989 and "ENVIRONMENTAL" shall have a corresponding meaning.

    "ENVIRONMENTAL AUDIT" means a total assessment of the nature and extent of any harm or detriment caused to, or the risk of any possible harm or detriment which may be caused to any of the Joint Venture Assets, the Project Land or the Project Facilities or any other property by any prior or existing industrial process, activity, mining, waste, substance (including any chemical substance) or noise which has been, or is, undertaken or located on, or emanates from, the Joint Venture Assets, the Project Land or the Project Facilities and includes, without limitation, a site assessment.

    "ENVIRONMENTAL CERTIFICATE" has the meaning given to that term in Clause 19.4(v).

    "ENVIRONMENTAL CONSULTANT" means R.W. Corkery & Co Pty Limited ACN 002 033 712 or such other reputable Environmental consultant who may be appointed by the Joint Venturers for the purpose of providing expert advice in relation to Environmental matters.

    "ENVIRONMENTAL COURT" means the Land and Environment Court of New South
    Wales.

    "ENVIRONMENTAL LAWS" means any Australian Law which relates to Environmental matters, including without limitation:

    (a)   Biological Control Act, 1985;


                                                                              7.

    (b)   Catchment Management Act 1989;

    (c)   Clean Air Act, 1961;

    (d)   Clean Waters Act, 1970;

    (e)   Dangerous Goods Act, 1975;

    (f)   Environmentally Hazardous Chemicals Act, 1985;

    (g)   Environmental Offences and Penalties Act, 1989;

    (h)   Environmental Planning and Assessment Act, 1979;

    (i)   Hunter Water Board Act, 1987;

    (j)   Noise Control Act, 1975;

    (k)   Ozone Protection Act, 1989;

    (l)   Protection of the Environment Administration Act, 1991;

    (m)   Pollution Control Act, 1970;

    (n)   Soil Conservation Act, 1983;

    (o)   Unhealthy Building Land Act, 1990;

    (p)   Water Board Act, 1987;

    (q)   Water Supply Authorities Act, 1987; and

    (r)   Waste Disposal Act, 1970.

    "ENVIRONMENTAL LICENCE" means any Authorisation required by any Environmental Law.

    "ENVIRONMENTAL PLAN" means the mining rehabilitation Environmental management plans to be prepared with respect to the Projects as may be amended by the Joint Venturers from time to time with the consent of the Bank.

    "EQUIVALENT AMOUNT" means on any day the amount of one currency into which an amount in another currency is converted by the Bank using the Spot Rate of Exchange.

    "EVENT OF DEFAULT" means any of the events specified as events of default in Clause 23.1.

    "EVENT OF INSOLVENCY" means:

    (a) a receiver, manager, receiver and manager, trustee, administrator, Controller or similar officer is appointed in respect of the Borrower or any asset of the Borrower but does not include any such appointment if it is contested in good


                                                                              8.

          faith and is terminated or stayed or enjoined within 30 days;

    (b) a liquidator or provisional liquidator is appointed in respect of the Borrower but does not include any such appointment if it is contested in good faith and is terminated or stayed or enjoined within 30 days;

    (c) any application is made in relation to the Borrower to a court for an order, or an order is made or a resolution is passed, for the purpose of:

          (i) appointing a person referred to in paragraph (a) or (b) above;

          (ii)    winding up the Borrower; or

          (iii) proposing or implementing a scheme of arrangement, but does not include any such application, order or resolution if it is contested in good faith and is dismissed, stayed, enjoined, revoked or set aside within 30 days;

    (d) a moratorium of any of the Borrower's debts or an official assignment or a composition or an arrangement (formal or informal) with the Borrower's creditors or any similar proceeding or arrangement by which the assets of the Borrower are subjected conditionally or unconditionally to the control of the Borrower's creditors, or a trustee, is ordered, declared, or agreed to, or is applied for and the application is not withdrawn or dismissed within 30 days;

    (e) the Borrower becomes, or admits in writing that it is, is declared to be, or is deemed under any applicable Law to be, insolvent or unable to pay its debts; or

    (f) any writ of execution, garnishee order, mareva injunction or similar order, attachment, distress or other process is made, levied or issued against or in relation to any material asset of the Borrower but does not include any such order or process if it is contested in good faith and is terminated or stayed within 30 days, and "INSOLVENCY" shall have a corresponding meaning.

    "EXCHANGE OFFER AND SOLICITATION OF CONSENTS" means a document so entitled and dated 31 January 1990 and issued by Nord Pacific pursuant to which it solicited the consents of the partners of the Nord Australex Limited Partnership (a New Mexico limited partnership) and Hicor Mineral Exploration Series-1 (a California Limited partnership), that each of such partnerships exchange its assets for shares of Nord Pacific.

    "EXCLUDED TAXES" means any Taxes imposed by a Relevant Jurisdiction on the net income of the Bank as a consequence of the Bank being resident of or organised or doing business in that jurisdiction but not Taxes:

    (a) which are calculated on or by reference to the gross amount of any payments (without the allowance of any deduction) derived under any Transaction Document or any other document referred to in any Transaction Document by


                                                                              9.

          the Bank; or

    (b) which are imposed as a result of the Bank being considered a resident of or organised or doing business in that Relevant Jurisdiction solely as a result of it being a party to any Transaction Document or any transaction contemplated by any Transaction Document.

    "EXISTING CASH ADVANCES" means the advance(s) described in Schedule 4.

    "EXISTING FACILITY AGREEMENT" means the facility agreement dated 21 December 1992 made between the Bank, the Borrower and Nord Resources (Pacific) Pty Ltd ACN 001 445 601 ("NORD RESOURCES"), Nord Gold and Nord Pacific as amended by letter agreement dated 19 December 1995.

    "EXISTING PERFORMANCE BONDS" means the Performance Bonds described in
    Schedule 3.

    "EXISTING SECURITIES" means the securities described in Schedule 5.

    "EXISTING TRUSTEE'S DEEDS OF COVENANT" means:

    (a) the deed dated 21 January 1993 made between the Bank and the Trust Beneficiaries wherein the Trust Beneficiaries provided certain covenants in favour of the Bank as to the status of the Trust; and

    (b)   the deed dated        December 1992 made between the Bank and the
          Borrower wherein the Borrower provided certain covenants in favour of the Bank as to the status of the Trust.

    "EXPERT" has the meaning given to that expression in Clause 20 and shall include the Environmental Consultant.

    "EXPLORATION JOINT VENTURE AGREEMENT" means the Girilambone Exploration Joint Venture Agreement established by:

    (a)   the Heads of Agreement;

    (b) the variation agreement dated 26 August 1992 between the Borrower, the Other Participant and Straits Engineers; and

    (c) the Exploration Joint Venture Agreement dated 26 August 1992 between the Borrower and the Other Participant,

    as varied by the Co-ordination Agreements.

    "FACE VALUE" means in respect of a Performance Bond, the maximum Dollar or US Dollar (as applicable) amount payable to the Beneficiary under that Performance Bond.

    "FACILITIES" means the Cash Advance Facility, the Performance Bond Facility and the Treasury Facility.

    "FACILITY AMOUNT OUTSTANDING" in respect of the Facilities, at any time, means the


                                                                             10.

    aggregate of:

    (a) the aggregate of the principal amount of all Advances which are outstanding under the Cash Advance Facility;

    (b)   the Performance Bond Amount Outstanding; and

    (c) the Bank's determination of the aggregate of the Bank's credit exposure to the Borrower (in each case calculated by the Bank in its discretion in accordance with its usual credit evaluation procedures) (and where required expressed as an Equivalent Amount in US Dollars) under each Treasury Transaction.

    "FINAL RESERVE DATE" means the date determined by the Bank in good faith as being the date that Proven Reserves will be exhausted, such determination to be made having regard to the Financial Model and the Development Plan(s).

    "FINANCIAL MODEL" means the financial model reflecting the anticipated economic results of the anticipated operation of the Projects, in the form agreed between the parties as at the date of this Agreement, as such financial model may be adjusted from time to time with the approval of the Bank or as may be required to comply with Clause 19.6.

    "FINANCIAL STATEMENTS" shall have the meaning given to that term in Section 9 of the Corporations Law and where applicable a comparable Law of a Relevant Jurisdiction.

    "FINANCING OFFICE" means:

    (a) in relation to Drawdowns such office as the Bank may by notice in writing to the Borrower specify as its financing office in relation to all or specified Drawdowns; and

    (b) for all other payments the Bank's head office in Sydney or such other office as the Bank may specify from time to time.

    "FIXED RATE" means the rate of interest per centum per annum quoted by the Bank in accordance with Clause 7.2 as the fixed rate applicable for the relevant period (being a period commencing on the relevant Accommodation Date and terminating on the Termination Date), such rate to be determined by the Bank in good faith having regard to the US$ Rate and the Margin.

    "FIXED RATE CONFIRMATION" means a confirmation given by the Bank in accordance with Clause 7.3 and in the form of Annexure D.

    "FIXED RATE REQUEST" means a request made by the Borrower in accordance with Clause 7.2 and in the form of Annexure C.

    "FUNDING PERIOD" means a period for calculating or the fixing of the interest rate for, and the funding of, an Advance (as applicable), such period to commence on the relevant Drawdown Date or immediately upon the expiration of the preceding Funding Period for the Advance.

    "GIRILAMBONE MINING CROSS CHARGE" has the meaning given to that term in the Girilambone Mining Joint Venture Agreement.


                                                                             11.

    "GIRILAMBONE MINING JOINT VENTURE" means the joint venture established by the Girilambone Mining Joint Venture Agreement.

    "GIRILAMBONE MINING JOINT VENTURE AGREEMENT" means the mining joint venture agreement:

    (a)   established by the Heads of Agreement;

    (b) the joint venture agreement dated 26 August 1992 between the Borrower and the Other Participant recording the terms of the Girilambone Mining Joint Venture,

    as amended by the Variation Agreement, Co-ordination Agreements and the Deed of Covenant.

    "GIRILAMBONE MINING JOINT VENTURE ASSETS" means all the right, title and estate of the Joint Venturers, both present and future, in, to, under or derived from the Girilambone Mining Project and includes (without limitation) all the Joint Venturers' right, title, interest and privileges with respect to:

    (a)   any ore stockpiled on Girilambone Mining Project Land;

    (b)   the Project Documents relating to the Girilambone Mining Joint
          Venture;

    (c) all Plant situated on Girilambone Mining Project Land or relating to the Girilambone Mining Joint Venture;

    (d) all stores, vehicles, equipment and other plant relating to the Girilambone Mining Project;

    (e) all buildings, erections, structures and other improvements erected on, or affixed to, Project Land or used in connection with the Girilambone Mining Project;

    (f) all Insurance Policies relating to the Girilambone Mining Joint Venture and all moneys payable thereunder;

    (g) all choses in action in any way relating to the Girilambone Mining Project;

    (h) all contracts, agreements, permits, Licences and other rights which relate to the development and operation of the Girilambone Mining Project;

    (i) all books of account, vouchers and other documents in any way relating to the Girilambone Mining Project;

    (j) the balance for the time being and from time to time standing to the credit of any bank account maintained for the purposes of the Girilambone Mining Project;

    (k) all other contracts agreements, permits, Licences, franchises, consents and other rights which relate to the development and operation of the Girilambone Mining Project or the construction, equipment, operation, maintenance or use


                                                                             12.

     of the Girilambone Mining Project or the mining, production, transportation, storage, treatment, processing or marketing of the Products or which provide for the use by any third party of any of the assets and property comprising the Girilambone Mining Project; and

    (l)   the Girilambone Mining Project Land,

    and where the context permits shall include any part thereof.

    "GIRILAMBONE MINING PARTICIPATING INTEREST" means the 40% undivided interest of the Borrower as tenant-in-common in the Girilambone Mining Joint Venture Assets together with the Borrower's rights and obligations under the Girilambone Mining Joint Venture Agreement.

    "GIRILAMBONE MINING PROJECT" means the operation by the Joint Venturers to the Girilambone Mining Joint Venture of a copper mine on the Girilambone Mining Project Area situated 40 kilometres from Nyngan, New South Wales, for the purposes of producing Copper End Products in commercial quantities.

    "GIRILAMBONE MINING PROJECT AREA" means the area described as such in annexure B to the Girilambone Mining Joint Venture Agreement.

    "GIRILAMBONE MINING PROJECT LAND" means the Land identified as such in Annexure G.

    "GIRILAMBONE NORTH CROSS CHARGE" has the meaning given to that term in the Girilambone North Joint Venture Agreement.

    "GIRILAMBONE NORTH DEVELOPMENT COSTS" means the Borrower's Proportion of all costs and expenses reasonably and properly suffered or incurred by the Joint Venturers to the Girilambone North Joint Venture in causing the Girilambone North Project to be developed in the manner contemplated in the Approved Budget and does not include any expansion of the Girilambone North Project beyond that contemplated in the Approved Budget or any exploration costs.

    "GIRILAMBONE NORTH JOINT VENTURE" means the joint venture established by the Girilambone North Joint Venture Agreement.

    "GIRILAMBONE NORTH JOINT VENTURE AGREEMENT" means the mining joint venture agreement dated 19 February 1997 made between the Borrower, Straits Mining, Nord Pacific and Nord Gold.

    "GIRILAMBONE NORTH JOINT VENTURE ASSETS" means all the right, title and estate of the Joint Venturers, both present and future, in, to, under or derived from the Girilambone North Project and includes (without limitation) all the Joint Venturers' right, title, interest and privileges with respect to:

    (a)   any ore stockpiled on Girilambone North Project Land;

    (b)   the Project Documents relating to the Girilambone North Joint
          Venture;

    (c) all Plant situated on Girilambone North Project Land or relating to the


                                                                             13.

          Girilambone North Joint Venture;

    (d) all stores, vehicles, equipment and other plant relating to the Girilambone North Project;

    (e) all buildings, erections, structures and other improvements erected on, or affixed to, Girilambone North Project Land or used in connection with the Girilambone North Project;

    (f) all Insurance Policies relating to the Girilambone North Joint Venture and all moneys payable thereunder;

    (g)   all choses in action in any way relating to the Girilambone North
          Project;

    (h) all contracts, agreements, permits, Licences and other rights which relate to the development and operation of the Girilambone North Project;

    (i) all books of account, vouchers and other documents in any way relating to the Girilambone North Project;

    (j) the balance for the time being and from time to time standing to the credit of any bank account maintained for the purposes of the Girilambone North Project;

    (k) all other contracts agreements, permits, Licences, franchises, consents and other rights which relate to the development and operation of the Girilambone North Project or the construction, equipment, operation, maintenance or use of the Girilambone North Project or the mining, production, transportation, storage, treatment, processing or marketing of the Products or which provide for the use by any third party of any of the assets and property comprising the Girilambone North Project; and

    (l)   the Girilambone North Project Land,

    and where the context permits shall include any part thereof.

    "GIRILAMBONE NORTH PARTICIPATING INTEREST" means the 50% undivided interest of the Borrower as tenant-in-common in the Girilambone North Joint Venture Assets together with the Borrower's rights and obligations under the Girilambone North Joint Venture Agreement.

    "GIRILAMBONE NORTH PROJECT" means the mining operation conducted by the Girilambone North Joint Venture on the Girilambone North Project Area.

    "GIRILAMBONE NORTH PROJECT AREA" means the mining area delineated by hatching on the map forming annexure B to the Girilambone North Joint Venture Agreement.

    "GIRILAMBONE NORTH PROJECT LAND" means the land identified as such in Annexure G.

    "GOVERNMENT AGENCY" means any government or any governmental, semi-governmental, judicial or administrative entity.


                                                                             14.

    "GUARANTEE" means any guarantee, indemnity or letter of credit giving rise to legal liabilities, suretyship or any other obligation (whatever called and of whatever nature):

    (a) to pay, to purchase, to provide funds (whether by the advance of money, the purchase of or subscription for shares or other securities, the purchase of assets, rights or services, or otherwise) for the payment or discharge of;

    (b)   to indemnify against the consequences of default in the payment of;
          or

    (c)   otherwise to be responsible for,

    any liability, obligation or Indebtedness or the Insolvency or the financial condition of any other person.

    "HEADS OF AGREEMENT" means the heads of agreement dated 13 December 1991 made between the Borrower, Straits Engineers, Nord Pacific and Nord Gold as amended by the Deed of Covenant.

    "INCOME TAX" has the meaning given to it in the Income Tax Assessment Act 1936 (Commonwealth).

    "INDEBTEDNESS" means all indebtedness of the Borrower (including Guarantees and other contingent obligations) with respect to any borrowing of money (whether or not represented by bonds, debentures or other securities), advances, credit or other financial accommodation (including without limitation, liabilities in respect of debentures, loan capital, subordinated loans, Bills, redeemable preference shares, convertible notes, hire purchase and leasing liabilities, external Guarantees and bonds) which in accordance with proper and generally accepted accounting principles would be classified as a liability.

    "INSURANCES" or "INSURANCE POLICY" means any insurances or insurance policies which the Borrower is required by any Transaction Document to take out or cause to be taken out in respect of any interest in the Mortgaged Property or which is during the term of the Facilities in existence in relation to any of the Joint Venture Assets.

    "INTEREST PAYMENTS" means each payment of interest required to be made by the Borrower pursuant to this Agreement.

    "JOINT VENTURE ACCOUNT" means an account maintained by the Project Manager in accordance with the requirements of clause 15.2 of the Girilambone Mining Joint Venture Agreement and clause 15.2 of the Girilambone North Joint Venture Agreement.

    "JOINT VENTURE ASSETS" means the Girilambone Mining Joint Venture Assets and the Girilambone North Joint Venture Assets.

    "JOINT VENTURERS" means the Borrower and the Other Participant or either of them.

    "JOINT VENTURES" means the Girilambone Mining Joint Venture and the Girilambone North Joint Venture.

    "LAW" includes each Australian Law and Relevant Law.


                                                                             15.

    "LICENCES" means each franchise, licence, certificate, document, registration, permission, privilege, permit, authority or consent held by a Joint Venturer in relation to the Joint Venture Assets, statutory or otherwise, together with any variation or renewal of any of the foregoing.

    "LIQUIDATION" includes provisional liquidation, official management, administration arising out of insolvency, winding up, dissolution, scheme, assignment for the benefit of creditors generally or any class of creditors, arrangement or compromise with creditors generally or any class of creditors and bankruptcy.

    "LOAN" means, with respect to any day, the aggregate on the relevant day, in the applicable currency of all Cash Advances on that day except any Cash Advance which is to be cancelled on that day.

    "LOAN LIFE COVER RATIO" at any time means the ratio of:

    (a) the present value of Available Cash Flow for the period from the time of calculation to the Termination Date discounted at the Discount Rate on a continuous basis with annual rests; to

    (b)   the Cash Amount Outstanding,

    as calculated by the Bank.

    "MANAGEMENT AGREEMENT" means the Girilambone North Management Agreement dated 19 February 1997 made between the Borrower, the Other Participant and the Project Manager.

    "MARGIN" means, with respect to any Drawdown, 1.5%.

    "MATERIAL ADVERSE EVENT" means, an event that would, in the reasonable opinion of the Bank, materially and adversely affect:

    (a) the ability of the Borrower to perform its material obligations under any of the Transaction Documents to which it is a party;

    (b) the ability of the Bank to exercise any of its rights, remedies, powers and privileges under any of the Transaction Documents; or

    (c) the Projects, the Joint Venture Assets, the Borrower's Project Assets, the Project Operating Costs or the Borrower's Project Revenue and, as a result, the ability of the Borrower to perform its obligations under any of the Transaction Documents or Project Documents to which it is a party.

    "MATURITY DATE" means, with respect to any Advance, the last day of the term of the Drawdown of such Advance unless such last day would fall on a day which is not a Business Day, in which event the Maturity Date shall be the immediately preceding Business Day.

    "MINE" means the mining operations and Mining Plant operated and conducted on the Girilambone Mining Project Area in accordance with the Mining Contract.


                                                                             16.

    "MINERALS" shall have the meaning given to that term in the Mining Act.

    "MINING ACT" means the Mining Act 1992 (New South Wales).

    "MINING CONTRACT" means the Open Pit Mining Crushing, Screening, Conveying and Stacking Contract between the Joint Venturers and MacMahon Construction Pty Ltd ACN 007 611 485 dated 4 January 1993 as amended from time to time with the consent of the Bank.

    "MINING PLANT" means the crushing, screening, conveying, stacking facilities and related facilities constructed on the Girilambone Mining Project Area.

    "MINING TENEMENT" has the meaning given to the term "authority" in the Mining Act.

    "MONTH" means a calendar month.

    "MORTGAGED PROPERTY" means in relation to a Security Provider, the property mortgaged, charged or assigned by that Security Provider in or under any of the Securities.

    "NEW DEEDS OF COVENANT" means:

    (a) the document dated or intended to be dated the same date as this Agreement and entitled the "Trust Beneficiaries' Deed of Covenant" made between the Bank and the Trust Beneficiaries; and

    (b) the document dated or intended to be dated the same date as this Agreement entitled "Trustee's Deed of Covenant" made between the Bank and the Borrower.

    "NRC" means Nord Resources Corporation of 8150 Washington Village Drive, Dayton, Ohio, United States of America.

    "OFFICER" means a director or secretary for the time being of the Security Provider.

    "ORIGINAL FACILITY AGREEMENT" means the facility agreement dated 21 December 1992 made between the Bank (formerly R&I Bank of Western Australia
    Ltd), the Borrower and Nord Resources, Nord Gold and Nord Pacific as completion guarantors.

    "OTHER PARTICIPANT" means Straits Mining Pty Ltd ACN 055 020 614.

    "PARTICIPATING INTERESTS" means the Girilambone Mining Participating Interest and the Girilambone North Participating Interest.

    "PARTNERSHIP" means the partnership originally constituted by a joint venture agreement dated 1 November 1979 and made between Highlands Energy Corporation and NRC the current partners of which are Nord Gold and Nord Pacific.

    "PERFORMANCE BOND AMOUNT OUTSTANDING" means on any day, the Face Value of each Performance Bond which is outstanding and not due to expire on that day.

    "PERFORMANCE BOND FACILITY" means the facility described in Clause 8 for the provision


                                                                             17.

    of Performance Bonds.

    "PERFORMANCE BOND FACILITY LIMIT" means the sum of US$303,000 (which includes any amount payable under the Existing Performance Bonds).

    "PERFORMANCE BOND" means a bond to be issued by the Bank pursuant to Clause
    8.

    "PERMITTED SECURITY INTEREST" means:

    (a) any Security Interest which the Bank has consented to and is the subject of a Subordination Deed, provided that no such Security Interest may be given if an Event of Default has occurred and is subsisting;

    (b) a lien arising by operation of Law or equity and charges arising by statute and in either case where there is no default in connection with the lien or charge unless such default is being contested in good faith and adequate provision, if necessary, is made therefor;

    (c) a right of title retention in connection with the acquisition of goods in the ordinary course of business on the usual terms of sale of the supplier where there is no default in connection with the relevant acquisition unless such default is being contested in good faith and adequate provision, if necessary, is made therefor;

    (d)   the Cross Charges;

    (e) the Project Manager's Lien provided by the Borrower in favour of the Project Manager; and

    (f)   the Security Interests listed in Schedule 2 (if any).

    "PLANT" means the plant constructed or situated on the Project Area and which is used in connection with the operations of either Joint Venture.

    "POLLUTION" has the meaning given to that term in Section 5 of the Pollution Control Act, 1970 and includes, without limitation, air pollution, pollution of water or the emission of noise.

    "POTENTIAL EVENT OF DEFAULT" means an event, omission or circumstance which, with the giving of notice or the passing of time, or both, would become an Event of Default.

    "PRODUCTS" means all Copper End Products and other Minerals derived in the course of all activities carried out by the Joint Venturers in relation to the Projects.

    "PROJECT AREA" means the Girilambone Mining Project Area and the Girilambone North Project Area.

    "PROJECT DOCUMENTS" means any or all of the following:

    (a) all documents or agreements evidencing any of the terms and conditions applicable to any Project Land;

    (b) all agreements with mining and other contractors for the conduct of the Projects;

    (c)   the Co-ordination Agreements;

    (d)   the Approved Budget;

    (e)   any Environmental Plan;

    (f)   the Heads of Agreement;

    (g)   the Joint Venture Agreements;

    (h)   the Exploration Joint Venture Agreement;

    (i)   the Management Agreement;

    (j)   the Mining Contract;

    (k)   the Sales Contracts;

    (l)   the Shareholders Agreement;

    (m)   the Variation Agreement;

    (n) the Deed of Covenant and the deed of covenant dated 19 February 1997 made between the Other Participant, the Borrower and the Trust Beneficiaries;

    (o)   the Deed Poll;

    (p)   the agreements listed in Schedule 1; and

    (q) any other material document or agreement entered into by or on behalf of the Borrower, the Joint Venturers, the Project Manager or the Trust Beneficiaries with respect to the Projects.

    "PROJECT FACILITIES" means the Mining Plant, the Plant and any other equipment and accessories used in connection with the Projects.

    "PROJECT LAND" means the land described in as such in Annexure G and the Project Tenements together with all other rights, titles, estates and interest (whether freehold or leasehold) now owned by or on behalf of the Joint Venturers and with respect to either of the Projects in any real property and all buildings, fences, structures, Plant, machinery, fixtures, tailings and equipment now or in the future affixed to such real property other than those properties specifically excluded by agreement in writing with the Bank.

    "PROJECT MANAGER" means any person appointed as such under clause 10.1 of the Girilambone Mining Joint Venture Agreement and/or the Girilambone North Joint Venture Agreement provided such appointment is made with the consent of the Bank, such consent not to be unreasonably withheld or delayed.


                                                                             19.

    "PROJECT MANAGER'S LIEN" means the charge and lien granted by the Joint Venturers in favour of the Project Manager pursuant to part 17 of the Girilambone Mining Joint Venture Agreement and/or part 17 of the Girilambone North Joint Venture Agreement.

    "PROJECT OPERATING COSTS" means the Borrower's Proportion of the following operating costs associated with the operation of the Projects:

    (a)   mining, crushing, leaching, processing and site administration costs;

    (b)   reasonable management charges;

    (c)   freight and marketing costs;

    (d)   insurance and handling expenses;

    (e)   sales expenses; and

    (f)   scheduled capital expenditures,

    as calculated by the Bank in good faith, BUT shall not include:

    (g) Repayment Instalments, Interest Payments, fees or other financing charges or amounts payable under the Transactions Documents; or

    (h) amounts outlaid to comply with any Law, to acquire additional Joint Venture Assets, or to expand the Mine or any other Project Facilities beyond their scope as budgeted for in the Approved Budget, unless in each such case those expenditures have been expressly budgeted for in the Approved Budget with the approval of the Bank or unless the Bank in its absolute discretion consents to those amounts forming part of the Project Operating Costs.

    "PROJECT REPORT" has the meaning given to that term in Clause 19.1(b)(iii).

    "PROJECT TAXES" means all Taxes (other than Income Tax or any withholding tax) which are imposed or assessed:

    (a) in respect of the ownership or use of, or any dealings with, or by reason of any activity carried on or in connection with any Joint Venture Asset; or

    (b) by reason of any activity carried on in connection with or for the purpose of the Projects,

    and includes without limitation any amounts payable to any Government
    Agency.

    "PROJECT TENEMENTS" means:

    (a)   the Project Tenements described as such in Annexure G;

    (b) all other Mining Tenements acquired for or in relation to the Projects;

    (c) all renewals, extensions, modifications, substitutions, consolidations and variations of any of the foregoing; and


                                                                             20.

    (d)   all subdivisions of or applications for any of the foregoing.

    "PROJECTS" means the Girilambone Mining Project and the Girilambone North Project.

    "PROVEN RESERVES" shall have the meaning ascribed to the terms "Proved Ore Reserves" and "Probable Ore Reserves" in the Australasian Code for Reporting of Identified Mineral Resources and Ore Reserves prepared by a joint committee of the Australian Institute of Mining and Metallurgy and Australian Mining Industry Council.

    "QUARTER" means a calendar quarter and "QUARTERLY" shall have a corresponding meaning.

    "RATE" has the meaning given to that term in Clause 6.3.

    "RELATED CORPORATION" means, with respect to a corporation, another corporation which is a related body corporate of the first mentioned corporation within the meaning of section 50 of the Corporations Law and, where applicable, a comparable Law of a Relevant Jurisdiction.

    "RELEVANT JURISDICTIONS" means in relation to a party, the country and/or (where relevant) State in which such party is incorporated or is a resident.

    "RELEVANT LAWS" means in relation to a person, the Laws of its Relevant Jurisdictions and the laws of any other jurisdiction to which it may be subject in relation to the context in which "Relevant Laws" is used.

    "RENEWAL DATE" means the Maturity Date in relation to the relevant outstanding Advance.

    "RENEWAL NOTICE" means a notice from the Borrower to the Bank requesting a renewal of Advance in accordance with Clause 5.7.

    "REPAYMENT DATE" means:

    (a)   each Maturity Date; and

    (b) the last day of the months of December, March, June and September in each year during so long as any part of the Loan remains outstanding with the first Repayment Date being 31 March 1997.

    "REPAYMENT INSTALMENTS" means the repayment instalments to be made in accordance with Clause 10.2.

    "RESERVE LIFE COVER RATIO" means the ratio of:

    (a) the present value of Available Cash Flow calculated from the date of this Agreement to the Final Reserve Date discounted at the Discount Rate on a continuous basis with annual rests; to

    (b)   the Cash Amount Outstanding,

    as calculated by the Bank.


                                                                             21.

    "RETIRE" means:

    (a) in relation to any unexpired Performance Bond, to pay the Face Value and any other moneys payable with respect to such Performance Bond to the issuer of the Performance Bond or to cause all liability of the issuer under the Performance Bond to be extinguished; and

    (b) in relation to any Treasury Transaction, the Borrower entering into each transaction or document required to ensure that the Bank has no liability (actual or contingent) under the Treasury Transaction.

    "RISK MANAGEMENT AGREEMENT" means any agreement entered into by the Borrower during the term of the Facilities which is a currency exchange, discounted swap, forward or future rate transaction, a confirmation of any swap, currency exchange or forward rate transaction or other document howsoever called:

    (a) under which the Borrower manages or hedges its currency or interest risks in relation to either of its Participating Interests or in relation to the Facilities; or

    (b) under which the Borrower manages its commodity price risks in relation to either of its Participating Interests.

    "SALES CONTRACTS" means the contracts specified in Annexure F together with any other Acceptable Sales Contracts and all other sales contracts entered into by the Borrower or an agent for the Borrower with any party for the sale of Products and which are approved of by the Bank.

    "SAME DAY FUNDS" means:

    (a) in the case of Dollars, a bank cheque or other immediately available funds received during normal banking hours; and

    (b) in the case of US Dollars, funds settled through the New York Clearing House Interbank Payments System or in such other manner of payment in US Dollars as the Bank may specify to the Borrower as being customary at the time for the settlement of international transactions of the type contemplated by this Agreement so as to allow funds to be cleared on the same day as they are paid.

    "SECURED MONEYS" means each and every amount now or at any time in the future falling within any of the following categories:

    (a) all moneys which are owing and payable or may become owing and payable (including any contingent obligation) by the Borrower to the Bank under any Transaction Document;

    (b) all moneys which the Bank is or may become entitled to debit or charge to any account of the Borrower, in any manner and on any account, whether as principal debtor or surety or otherwise and whether alone or jointly with any other person, pursuant to any Transaction Document;

    (c) all moneys which are payable by reason of the Bank at the request of the Borrower drawing, accepting, paying, endorsing or discounting any bill of


                                                                             22.

          exchange, order, draft, cheque, promissory note or negotiable instrument pursuant to any Transaction Document;

    (d) all moneys which are payable by reason of the Bank issuing, endorsing, accepting, confirming or entering into any letter of credit, confirmed order, letter of confirmation or any other instrument, transaction or credit facility in respect of which or on which the Bank is liable for, on account of or on behalf of the Borrower pursuant to any Transaction Document;

    (e) all moneys now or in the future owing by the Borrower to the Bank under any judgment, order, deed or other thing into which any present or future obligation of the Borrower to the Bank under any Transaction Document becomes merged;

    (f) amounts referred to in other clauses of this Agreement as being added to or forming part of the Secured Moneys;

    (g) interest which is due, owing and unpaid pursuant to any Transaction Document and which has not been turned into principal; and

    (h) amounts which are reasonably foreseeable as likely after that time to fall within any of paragraphs (a) to (g) above,

    and where the context permits shall include any part of such moneys.

    "SECURITIES" means any or all of the following securities, in form and substance satisfactory to the Bank:

    (a)   the Existing Securities;

    (b) a registered fixed and floating charge by the Trust Beneficiaries over the whole of their equitable interest in any Borrower's Project Assets;

    (c) a registered mortgage by the Borrower over any of the Borrower's Project Assets;

    (d) registered mortgages by the Borrower over its Participating Interest in any Project Land (other than Project Tenements) not included in the Existing Securities;

    (e) registered mining mortgages by the Borrower over its Participating Interest in any Project Tenements not included in the Existing Securities;

    (f) deeds dated or intended to be dated the same date as this Agreement amending certain of the the Existing Securities;

    (g)   the New Deeds of Covenant;

    (h) any security agreed from time to time by the Security Provider to be collateral to any of the above securities.

    "SECURITY INTEREST" means any mortgage, charge, pledge, lien, hypothecation, assignment, security interest or other encumbrance by way of security (other than liens


                                                                             23.

    arising by operation of Law and charges arising by statute and, in either case, in respect of which no default has occurred unless such default is being contested in good faith and adequate provision has been made therefor) or any instalment arrangement involving title retention, preferential right or arrangement or trust arrangement, the effect of any of which is the creation of security (howsoever ranking).

    "SECURITY PROVIDER" means the Borrower and each other party who provides any security in favour of the Bank to secure any of the Secured Moneys.

    "SHAREHOLDERS AGREEMENT" means the shareholders agreement dated 20 December 1992 made between the Borrower, the Other Participant and the Project Manager as such agreement may be amended from time to time with the consent of the Bank.

    "SHARES" means the 40 shares in the Project Manager registered in the name of the Borrower.

    "SIBOR" in relation to a Funding Period for an Advance, means the rate percent per annum determined by the Bank to be the arithmetic mean (rounded upwards, if necessary, to the nearest one sixteenth of 1%) of the rates displayed at or about 11:00am (Singapore time) on the second Business Day before the Drawdown Date for that Advance on the Reuters Monitor Screen at page reference SIBO by each of the banks listed on that page for the making of deposits in US Dollars by that bank for a term equal or similar to the Funding Period of the Advance.

    "SPECIAL PURPOSE ACCOUNTS" means the Borrower's Proceeds Accounts and the Debt Service Reserve Account.

    "SPOT RATE OF EXCHANGE" means the spot rate of exchange quoted to the market by the Bank at the relevant time on the relevant day for its sale or purchase (as the case may be) of one currency against another for settlement in 2 Business Days time.

    "STRAITS ENGINEERS" means Straits Engineers Contracting Pte Ltd ARBN 010 637 797 of 17 Tuas Crescent, Jurong, Singapore, Republic of Singapore.

    "SUBORDINATION DEED" means:

    (a) in relation to NRC and Nord Pacific, the subordination deed dated 12 January 1993;

    (b) in relation to any other party required to enter into a subordination deed with the Bank, a deed in a form and substance acceptable to the Bank.

    "SUBSIDIARY" means, with respect to a corporation, a corporation deemed to be a subsidiary of the first mentioned corporation by virtue of Section 46 of the Corporations Law and where applicable a comparable Law of a Relevant Jurisdiction.

    "TARGET LEVEL" means:

    (a)   for the first Month of any Quarter, the sum of $400,000;

    (b)   for the second Month of any Quarter, the sum of $800,000;


                                                                             24.

    (c) for the third Month of any Quarter the amount that the Bank determines in its discretion that the Borrower will require to make all payments (whether in the nature of fees, interest or Repayment Instalments) due to the Bank on the on the last day of the relevant Quarter,

    PROVIDED THAT for the purposes of this definition the first Quarter shall commence on 1 January 1997.

    "TAX" and "TAXES" mean all income, stamp and other taxes, levies, imposts, deductions, charges, duties, compulsory loans and withholdings whatsoever (including financial institutions duty, debits tax or other Taxes whether incurred by, payable by return or passed on to the Bank) together with interest thereon and penalties, if any, and charges, fees or other amounts made on, or in respect thereof except any amount payable under a covenant or stipulation which is void under Section 261 of the Income Tax Assessment Act 1936 (Commonwealth), and "TAXATION" shall be construed accordingly.

    "TERMINATION DATE" means 30 September 2000.

    "TRANSACTION DOCUMENTS" means this Agreement, each instrument required to be entered into by the Borrower or the Trust Beneficiaries pursuant to this Agreement (including the Securities), any instrument entered into pursuant to the Securities, any Risk Management Agreement, any Treasury Instrument, any other facility entered into with the Bank for the purposes of hedging, management or control of interest rate or foreign exchange currency risk or commodity price risk relating to this Agreement, the New Deeds of Covenant, the Consent and Priority Deed and any other instrument which the parties hereto agree from time to time should be treated as a Transaction Document.

    "TREASURY FACILITY" means the US Dollar hedging facility described in Clause 9 for an amount up to the Treasury Facility Limit.

    "TREASURY FACILITY LIMIT" means the amount of US$30,000,000 (which includes any exposure under any existing Treasury Transaction).

    "TREASURY INSTRUMENT" means each document between the Bank and the Borrower evidencing or confirming the terms of a Treasury Transaction.

    "TREASURY TRANSACTION" means each transaction entered into between the Bank and the Borrower pursuant to the Treasury Facility.

    "TRUST" means the bare trust between the Borrower as trustee and the Trust Beneficiaries as beneficiaries, created or resulting from:

    (a) the establishment of the Nord Australex Exploration (Australian) Trust ("ORIGINAL TRUST") by deed of trust dated 28 December 1978 between the Borrower as trustee and Nord Australex Limited Partnership as beneficiary ("TRUST DEED");

    (b) the assignment by the Nord Australex Limited Partnership on 1 November 1979 of their rights, title and interest as beneficiary of the Original Trust to the Nord Highlands by:


                                                                             25.

     (i) deed of assignment dated 1 November 1979 between the Nord Australex Limited Partnership and Nord Highlands; and

     (ii) as evidenced by the deed of acknowledgement dated 6 February 1981 executed by the Borrower as trustee of the Original Trust;

    (c)   Exchange Offer and Solicitation of Consents; and

    (d) the termination of the Nord Australex Limited Partnership on or about 2 April 1990,

    as evidenced by the Deed Poll.

    "TRUST DEED" has the meaning given to that expression in the definition of the Trust.

    "TRUST FUND" means all of the assets and income of the Trust from time to time.

    "US DOLLARS" and "US$" means the lawful currency for the time being of the United States of America.

    "US$ PROCEEDS ACCOUNT" means an account in the name of the Borrower with the Bank in Sydney, New South Wales, Australia designated Account No. 1 or such other account as the Borrower and the Bank may agree on from time to time.

    "US$ RATE" means the Bank's costs of funds relevant to the Funding Period for providing the relevant Advance under the Facilities, as determined by the Bank, in good faith having regard to SIBOR.

    "VARIATION AGREEMENT" means the variation agreement dated 26 August 1992 made between the Borrower, Straits Engineers and the Other Participant.

1.2 CONSTRUCTION OF CERTAIN REFERENCES

    Except to the extent that the context requires otherwise, any reference in this Agreement to:

    (a) an "AGENCY" of a state includes, at any particular time any agency, authority, central bank, department, government, legislature, minister, ministry, official or public or statutory person (whether autonomous or not) or, or of the government of, that State or any political sub-division in or of that State;

    (b) the "ASSETS" of a person shall be construed as a reference to the whole or any part of its business, undertaking, property, assets and revenues present or future (including uncalled capital, called but unpaid capital and any right to receive revenues);

    (c) a "CONSENT" also includes an approval, authorisation, exemption, filing, Licence, order, permission, recording or registration (and references to obtaining consents shall be construed accordingly);

    (d) one person being "CONTROLLED" by another person or to "CONTROL" that


                                                                             26.

         person means:

         (i) control of the composition of the Board of Directors of the relevant corporation;

         (ii) control of more than half of the voting power of the relevant corporation; or

         (iii) control of more than half of the issued share capital of the relevant corporation excluding any part thereof which carries no right to participate beyond a specified amount in the distribution of either profit or capital;

    (e) a "DIRECTIVE" includes any present or future directive, regulation, request or requirement (in each case, whether or not having the force of Law but, if not having the force of Law, the compliance with which is in accordance with the general practice of persons to whom the directive is addressed);

    (f) the "DISSOLUTION" of a person also includes the winding-up, liquidation or administration under insolvency of that person, and any equivalent or analogous procedure under the Law of any jurisdiction in which that person is incorporated, domiciled or resident or carries on business or has assets and "DISSOLVED" shall be construed accordingly;

    (g) a "LAW" includes common law, principle or doctrine of equity, and any constitution, decree, judgment, legislation, order, ordinance, regulation, statute, statutory instrument, treaty or other legislative measure, in each case of any jurisdiction whatever (and "LAWFUL" and "UNLAWFUL" shall be construed accordingly); and

    (h) a "PERSON" includes any individual, corporation, firm, partnership, joint venture, association, organisation, trust, state or agency of a state (in each case, whether or not having separate legal personality).

1.3 INTERPRETATION

    In this Agreement, unless the context otherwise requires:

    (a) (SINGULAR AND PLURAL): words importing the singular number shall include the plural number and vice versa;

    (b) (GENDER): references to any gender shall include every other gender;

    (c) (PARTY): references to each of the parties hereto shall include references to each of their respective successors and permitted assigns;

    (d) (CORPORATION): references to a corporation shall include a person and vice versa;

    (e) (HEADINGS): headings are used for convenience only and shall not affect the interpretation of this Agreement;


                                                                             27.

    (f) (CLAUSES ETC): references to Clauses, Annexures, Schedules and Attachments are references to clauses, annexures, schedules and attachments to this Agreement;

    (g) (LAWS): all references to any Law, whether statutory or otherwise, or any order, ordinance, regulation, rules or by-law made under or pursuant thereto shall include all amendments, or consolidations of, or any such Law, order, ordinance, regulation, rule or by-law passed in substitution therefor or in lieu thereof from time to time;

    (h) (BILLS): references to the drawing, acceptance, indorsement of, or other dealing with a Bill, or to any party to a Bill, shall mean a drawing, acceptance, indorsement of, or other dealing with, or a party to, a Bill within the meaning of the Bills of Exchange Act, 1909 of the Commonwealth of Australia;

    (i) (MONTHLY): references to "monthly" mean a period commencing on any day of a Month and ending on the numerically corresponding day in the next succeeding Month, except that, where a numerically corresponding day does not occur in such next succeeding Month, such period shall end on the last day of such next succeeding Month;

    (j) (AGREEMENTS ETC): references to any agreement, deed, instrument or document (including, without limitation, this Agreement) shall be deemed to include references to the agreement, deed, instrument or document as varied, supplemented, novated or replaced from time to time in accordance with the terms thereof and, if applicable, as permitted by this Agreement;

    (k) (DUE DATE): where any determination or monetary payment under this Agreement is due on a day which is not a Business Day such determination or payment shall be made on the next succeeding Business Day, except where such next succeeding Business Day occurs in the next succeeding Month, in which case such determination, payment or delivery shall be made on the Business Day immediately preceding such day;

    (l) (JOINT AND SEVERAL): an agreement, representation or warranty on the part of two or more persons binds that person or those persons jointly and severally and an agreement, representation or warranty in favour of two or more persons is for the benefit of them jointly and severally;

    (m) (DEFINED MEANINGS): where any word or phrase is given a defined meaning, any other part of speech or grammatical form in respect of that word or phrase has a corresponding meaning; and

    (n) (ACCOUNTING TERMS): all accounting terms used in this Agreement have the meaning given to them under Australian accounting standards and statements of accounting concepts.


                                                                             28.

1.4 CURRENCY CALCULATIONS

    Any reference in this Agreement to "EQUIVALENT" on any date in one currency ("FIRST CURRENCY") of an amount denominated in another currency ("SECOND CURRENCY") is a reference to the amount, as determined by the Bank in good faith, of such first currency which could be purchased with that amount of such second currency at the Spot Rate of Exchange quoted by the Bank on such date for the purchase of such first currency with such second currency for delivery on the second Business Day thereafter.

1.5 REPAYMENT AND PREPAYMENT

    In this Agreement a reference to the Borrower being required to "REPAY" or "PREPAY" all or part of the Secured Moneys means that it shall make payments to the Bank in the manner required by this Agreement which have the result, or it shall in such other manner as this Agreement provides, do all things necessary to ensure that in the case where an Advance is outstanding, there is received by the Bank:

    (a)        the principal of that Advance; and

    (b)        interest due in respect of that Advance.

    References to "REPAID", "REPAYABLE", "PREPAID", "PREPAYABLE", "REPAYMENT" and "PREPAYMENT" mean the effecting of the foregoing.


1.6 DETERMINATION AND CERTIFICATE CONCLUSIVE

    Except where otherwise provided in this Agreement any determination or certificate by the Bank provided for in this Agreement as to any matter, fact or thing (including, without limitation, interest, fees and exchange rates) shall, in the absence of manifest error, be conclusive and binding upon the parties to this Agreement.

1.7 ACCOUNT BALANCES

    In this Agreement references to the aggregate credit balance of a Special Purpose Account shall be to such balance after deducting therefrom any fees, imposts, charges, commissions or duties attaching to the account.

1.8 CONSENT OF THE BANK

    Unless otherwise expressly stated herein, any authority, approval, consent or other power to be given by the Bank under any Transaction Document shall be in writing and may be given or withheld in the manner and at the time determined by the Bank in its absolute discretion without giving any reason.

2.  THE FACILITIES

2.1 (a)   GRANT OF FACILITIES

     The Bank agrees to continue to provide the Existing Cash Advance(s) and to provide to the Borrower:

     (i)  (CASH ADVANCE FACILITY:) further Cash Advances in US


                                                                             29.

           Dollars up to an amount equal to the difference between the Cash Facility Limit and the amount of the Existing Cash Advance(s);

     (ii) (PERFORMANCE BOND FACILITY): the provision of the Performance Bonds up to the Performance Bond Facility Limit;
           and

     (iii) (TREASURY FACILITY): the Treasury Facility up to the
           Treasury Facility Limit,

     upon the terms and conditions of this Agreement.

    (a)   AMENDMENT AND RESTATEMENT

     The parties acknowledge that this Agreement amends and restates the Existing Facility Agreement and is a Transaction Document for the purposes of each of the Securities.

2.2 FINANCING OFFICE

    Each Advance made available by the Bank shall be made by, and maintained at, the relevant Financing Office of the Bank.

3.  CONDITIONS PRECEDENT

3.1 AUTHORISED OFFICER'S CERTIFICATE

    This Agreement is conditional upon receipt by the Bank, in form and substance satisfactory to it, of certificates of an Authorised Officer of the Security Provider substantially in the form of Annexure E.

3.2 CONDITIONS

    The obligation of the Bank to make any Drawdown is conditional upon receipt by the Bank, not later than 3 Business Days prior to the first Drawdown Date, in form and substance satisfactory to the Bank, of the following:

    (a) (PROJECT DOCUMENTS): a duly executed and (where applicable) stamped counterpart of each Project Document;

    (b) (TRANSACTION DOCUMENTS AND OTHER DOCUMENTS): a copy (duly certified by the Security Provider which is a party thereto to be a true and complete copy) of each duly executed and (where applicable) stamped Transaction Document;

    (c) (REGISTRATION OF SECURITIES): a certificate of registration of each of the Securities required to be registered and evidence that all consents required to the assignment of interests in the Transaction Documents pursuant to the Securities have been obtained;

    (d) (AUTHORISATIONS): a certified copy of each Authorisation obtained or necessary to be obtained in connection with the execution, validity, performance and


                                                                             30.

          enforceability of each Transaction Document and the Projects;

    (e) (INSURANCES): evidence that the Insurances have been taken out, are current and for an unexpired term of at least 12 Months or such shorter period as the Bank may agree that the Insurances are in full force and effect, together with copies of all policies in respect of the Insurances, certified to be true and complete copies by the Borrower;

    (f) (TITLE AND SEARCHES): the results of searches and enquiries with respect to the Project Land and evidence that the Joint Venturers have good title to such Project Land;

    (g) (REPLIES TO REQUISITIONS): replies to all requisitions raised by, or on behalf of, the Bank in respect of the Projects;

    (h) (AUTHORISED SIGNATORIES): a copy of the signatures of each Authorised Officer, certified to be a true and complete copy by the Security Provider;

    (i) (FINANCIAL DATA AND ACCOUNTS): such financial data and statements regarding the Security Provider as requested by the Bank including each of their last audited annual accounts and most recent accounts, certified as true and complete copies by the Security Provider to which they relate;

    (j) (BANK'S LEGAL OPINION): legal opinions of Counsel to the Bank, covering such matters as the Bank deems necessary or appropriate;

    (k) (BORROWER'S LEGAL OPINIONS): legal opinions in respect of the Security Provider from Counsel to the Borrower;

    (l) (APPROVALS ETC): copies of all governmental and regulatory approvals, exemptions and interpretations from Australian and United States governmental bodies with respect to financial regulatory matters that are deemed necessary or appropriate by the Bank, certified to be true and complete copies by the person to whom they are addressed;

    (m) (CERTIFICATES): certificates from the Borrower as requested by the Bank confirming the truth and accuracy of the representations and warranties of such parties made in any Financing Document;

    (n) BORROWER RISK MANAGEMENT): evidence that the Borrower has entered into a sufficient number of Risk Management Agreements to satisfy the requirements of the Bank pursuant to this Agreement;

    (o) (OTHER REQUIREMENTS): such other agreements, documents, instruments, certificates and opinions as the Bank may reasonably request,

    PROVIDED THAT the Borrower shall not be obliged to provide any document if such document was provided to the Bank in connection with the Original Facility Agreement and the Borrower certifies to the Bank that the relevant document has not been amended since the date the relevant document was previously provided to the Bank, PROVIDED FURTHER if the Bank permits any Drawdown prior to all of the above conditions being satisfied the Bank will not be deemed to have waived any such condition and


                                                                             31.

    conditions and may require any such condition or conditions to be satisfied prior to permitting any further Drawdown.

3.3 CERTIFICATION

    For the purposes of this Clause 3 and unless otherwise provided, a document shall be deemed to be certified if it is certified by an Authorised Officer of the Security Provider, as applicable, to be a true copy of the original document of which it purports to be a copy.

4.  APPROVED PURPOSES

    The proceeds of Drawings or renewals of Drawings may only be applied by the Borrower for the following purposes:

    (a) (CASH ADVANCE FACILITY): in relation to the Cash Advance Facility, to pay Girilambone North Development Costs and any other purpose approved by the Bank in its discretion;

    (b) (PERFORMANCE BOND FACILITY): in relation to the Performance Bond Facility, to comply with additional requirements under the Mining Act with respect to the Projects; and

    (c) (TREASURY FACILITY): in relation to the Treasury Facility, to be used to hedge the Borrower's US Dollar receivables for conversion into Dollars.

5.  DRAWDOWN - GENERAL PROVISIONS

5.1 DRAWDOWN NOTICES

    If the Borrower wishes to make a Drawdown the Borrower shall give a notice to the Bank substantially in the form of Annexure A ("DRAWDOWN NOTICE") which notice shall:

    (a) (DRAWDOWN): specify whether the Drawdown is under the Cash Advance Facility, the Performance Bond Facility or the Treasury Facility;

    (b) (AMOUNT): where applicable specify the amount in US Dollars of the required Drawdown;

    (c) (DRAWDOWN DATE): specify the day (being a day during the Availability Period) on which the Borrower wishes to make such Drawdown which day shall be a Business Day occurring not less than 3 Business Days after the day the Bank receives the relevant Drawdown Notice ("DRAWDOWN DATE");

    (d) (PURPOSE): specify the purpose or purposes for which the Drawdown is required;

    (e)   (FUNDING PERIOD): where applicable specify the Funding Period;

    (f) (REPEAT OF REPRESENTATIONS AND WARRANTIES): be deemed to constitute a representation and warranty by the Borrower that, as at the date of the relevant Drawdown Notice:


                                                                             32.

          (i) the representations and warranties contained in Clause 18.0(a)()A.0)a)1 are true and correct, as if given on such date, subject only to such qualifications as are set out in such Drawdown Notice; and

          (ii) no Event of Default or Potential Event of Default is subsisting or will result from such Drawdown; and

    (g) (IRREVOCABLE): be effective upon receipt by the Bank and once given shall be irrevocable.

5.2 AVAILABILITY DATE

    The Borrower shall not be entitled to make Drawdowns prior to the Availability Date.

5.3 DRAWDOWN INDEMNITY

    If the Borrower has given the Bank a Drawdown Notice and if, in the reasonable opinion of the Bank, the Borrower fails to fulfil any Condition Precedent and, as a result of such failure, the Bank determines not to make the relevant Drawdown Amount available to the Borrower on the relevant Drawdown Date or the Borrower fails, other than for a reason acceptable to the Bank, to borrow the relevant Drawdown Amount on the relevant Drawdown Date, the Borrower shall indemnify the Bank against any cost, loss or expense incurred by the Bank as a result of such failure.

5.4 VARIATION TO DRAWDOWN NOTICES

    Notwithstanding any other provisions of this Agreement, the Bank may vary, or require the Borrower to vary, Drawdown Notices or Renewal Notices to ensure compliance with the provisions of this Agreement relating thereto provided that the variation is to rectify matters of a minor, typographical or technical nature and the Bank may reject any such notice which does not comply with the provisions of this Agreement.

5.5 BANK NOT OBLIGED TO PROVIDE DRAWINGS

    Notwithstanding any other provisions of this Agreement, the Bank shall not be obliged to provide a Drawing or a renewal of a Drawing under any portion of the Facilities if:

    (a) (EXCEEDS CASH FACILITY LIMIT): the aggregate of each Cash Advance or renewed Cash Advance to be provided on an Accommodation Date would exceed the Cash Facility Limit;

    (b) (EXCEEDS PERFORMANCE BOND FACILITY LIMIT): the aggregate of the Face Value of each Performance Bond would exceed the Performance Bond Facility Limit;

    (c) (EXCEEDS TREASURY FACILITY LIMIT): the Bank determining that the requested utilisation of the Treasury Facility would cause the Borrower to exceed the Treasury Facility Limit;

    (d) (EVENT OF DEFAULT HAS OCCURRED): an Event of Default has occurred and has not been waived by the Bank; or


                                                                             33.

    (e) (REPRESENTATION OR WARRANTY QUALIFIED): any representation or warranty is qualified pursuant to Clauses 5.1(f) to an extent which, in the Bank's reasonable opinion, would materially adversely affect the ability of the Borrower to perform any of its obligations under any Transaction Document to which it is a party.

5.6 NO RE-BORROWINGS

    Subject to Clause 10.4, any Advance Prepaid or Repaid may not be re-borrowed by the Borrower.

5.7 RENEWAL OF DRAWDOWN

    Not less than 3 Business Days prior to any Maturity Date and so long as no Event of Default or Potential Event of Default has occurred, the Borrower may give notice to the Bank that the Borrower intends to renew an Advance on such Maturity Date, which notice, inter alia, shall be substantially in the form and to the effect of Annexure B and shall specify the aggregate US Dollar amount of the Advances to which the Renewal Notice relates and to be continued on such Renewal Date.

5.8 EXISTING FACILITIES

    The parties acknowledge and agree that this Agreement amends and restates the Existing Facility Agreement. Immediately upon satisfaction or waiver of the Conditions Precedent, the Existing Cash Advance, Existing Performance Bonds and any existing Treasury Transaction shall be deemed to be Drawdowns made under this Agreement and notwithstanding anything else contained in this Agreement each such Existing Cash Advance, Existing Performance Bond and Existing Treasury Transaction shall, as from such date, be deemed to be governed by the terms of this Agreement. For the avoidance of doubt, subject to Clause 10.4, any such existing Advances which are Prepaid or Repaid, may not be reborrowed by the Borrower.

6.  INTEREST AND FUNDING PERIODS

6.1 FUNDING PERIODS

    Funding Periods in respect of Advances shall comply with the following:

    (a) (PERIOD): subject to the other provisions of this Clause 6 and Clauses 7.2 and 8, Funding Periods shall be for a period of 3 Months and shall end of 31 December, 31 March, 30 June or 30 September;

    (b) (SAME MATURITY DATE): the Borrower must ensure that all Cash Advances have the same Maturity Date;

    (c) (WHERE NOT A BUSINESS DAY): should a Funding Period end on a day which is not a Business Day, such Funding Period shall be extended to the next Business Day in the same Month, or if not, the preceding Business Day; and

    (d) (NOT EXPIRE AFTER TERMINATION DATE): no Funding Period shall expire on a day which is later than the Termination Date.


                                                                             34.

6.2 CALCULATION OF THE US$ RATE

    On each Accommodation Date of a Cash Advance the Bank shall:

    (a) (DETERMINE RATE): determine the US$ Rate on the relevant Drawdown Date and, if applicable the Fixed Rate;

    (b) (GIVE NOTICE): give a notice to the Borrower which notice shall state:

     (i) the amount of Cash Advance the subject of such Drawdown or renewal of a Drawdown; and

     (ii) the US$ Rate on the Drawdown Date and, if applicable the Fixed Rate.

6.3 VARIABLE INTEREST RATE

    Subject to Clause 7, the Borrower shall pay interest on the Loan in US Dollars in accordance with the following provisions:

    (a) (RATE OF INTEREST): interest shall be payable in respect of the Loan at a rate percentum per annum equal to the aggregate of:

     (i)  the US$ Rate; and

     (ii) the Margin,

     ("RATE");

    (b) (BANK TO CALCULATE RATE): on the first day of each Funding Period the Bank shall calculate the amount of interest payable in respect of that Funding Period and shall notify the Borrower of such amount and any determination of the US$ Rate by the Bank under this Agreement shall, in the absence of manifest error, be conclusive and binding on the Borrower;

    (c) (METHOD OF CALCULATION): interest shall be calculated on the Loan at the Rate per annum for the relevant Funding Period on a daily basis of the actual days elapsed during a year of 360 days; and

    (d) (MANNER OF PAYMENT): the Borrower shall pay such accrued interest in arrears on the last day of the relevant Funding Period.

7.  FIXED RATE FACILITY

7.1 BORROWER MAY REQUEST FIXED RATE ADVANCE

    The provisions of this Clause 7 set out the manner in which the Borrower may request the Bank to make Cash Advances at a Fixed Rate.

7.2 FIXED RATE REQUEST

    (a) (ISSUE REQUEST): The Borrower may issue a Fixed Rate Request which shall be given to the Bank not less than 3 Business Days before the relevant


                                                                             35.

     Accommodation Date and shall specify:

     (i)  the Accommodation Date;

     (ii) the amount of the Cash Advance;

     (iii)     the Funding Period.

    (b) (BANK QUOTE): Following the receipt of a Fixed Rate Request, the Bank will quote to the Borrower the Fixed Rate which will apply to the relevant Cash Advance and the Borrower shall promptly notify the Bank whether it accepts such quotation.

    (c) (NOTIFICATION AND ACCEPTANCE): Notification and acceptance under this Clause 7.2 may be made by telephone. The Borrower will immediately confirm telephone acceptance of the quotation by facsimile to the Bank.

7.3 FIXED RATE CONFIRMATION

    (a) (GIVE CONFIRMATION): If the Borrower accepts a Fixed Rate (in this clause "THE RELEVANT FIXED RATE") in accordance with Clause 7.2, the Bank shall promptly give the Borrower a Fixed Rate Confirmation specifying:

     (i)       the relevant Fixed Rate;

     (ii)      the amount of the relevant Cash Advance;

     (iii)     the relevant Accommodation Date; and

     (iv)      the Funding Period.

    (b) (CONFIRMATION CONCLUSIVE EVIDENCE): The Fixed Rate Confirmation issued by the Bank, except in the case of manifest error, shall for all purposes be conclusive evidence of the matters stated in such confirmation.

    (c) (BORROWER GIVE DRAWDOWN NOTICE): Without limiting the generality of Clause 7.3, upon receipt of a Fixed Rate Confirmation the Borrower shall give the Bank a Drawdown Notice completed in accordance with the Fixed Rate Confirmation and otherwise in accordance with this Agreement.

7.4 INTEREST

    The Borrower shall pay interest in respect of any Cash Advance pursuant to this Clause 7 calculated at the Fixed Rate. Such interest shall be calculated on a daily basis from the actual days elapsed during a year of 360 days and shall be paid Quarterly in arrears in US Dollars the first of such payments to be made on the first Repayment Date which falls after the Accommodation Date of such Cash Advance made subject to the Fixed Rate.


                                                                             36.

8.  PERFORMANCE BOND FACILITY

8.1 NOTICE

    In addition to any other information required to be included in a Drawdown Notice, each Drawdown Notice relating to a Drawing under the Performance Bond Facility shall specify:

    (a) (NATURE OF PERFORMANCE BOND): whether the Borrower requires a Performance Bond;

    (b)   (BENEFICIARY): the name and address of the Beneficiary;

    (c) (LIABILITIES ASSURED): reasonable details of the liabilities which are to be assured by the Performance Bond;

    (d) (DRAWDOWN DATE): the Drawdown Date, being a Business Day not earlier than 7 days (or such lesser period as may be agreed by the Bank) after the Drawdown Notice is given to the Bank;

    (e) (FACE VALUE): the Face Value in US Dollars and the Equivalent Amount in Dollars; and

    (f) (OTHER INFORMATION): such other information as may be necessary to enable the Bank to prepare and issue the Performance Bond.

8.2 OBLIGATION TO ISSUE

    Subject to this Agreement, on the proposed Drawdown Date for any Performance Bond, the Bank will issue in the form approved, the Performance Bond specified in the relevant Drawdown Notice by delivering such instrument to or to the order of the Beneficiary.

8.3 COUNTER-INDEMNITY FROM BORROWER

    The Borrower:

    (a) (BORROWER TO INDEMNIFY): will indemnify and hold harmless and keep the Bank indemnified and held harmless from and against all liabilities, losses, damages, claims, costs, demands and actions which the Bank may suffer or incur in connection with such Performance Bond and any payment made pursuant to it, except to the extent that any such liability, loss, damage, claim, cost, demand or action results from the gross negligence of the Bank; and

    (b) (AUTHORITY TO PAY UNDER PERFORMANCE BOND): irrevocably directs the Bank to pay without further confirmation or investigation from or by it any demand appearing or purporting to be validly made pursuant to any Performance Bond. Where any Performance Bond calls for certificates or other documents, the Bank may assume, without investigation, that the certificates or documents tendered are duly signed by the person by whom they appear to be signed and are genuine and correct. Without prejudice to any other rights of the Borrower, the Borrower agrees to reimburse the Bank immediately on written demand for


                                                                             37.

     any amounts paid by the Bank pursuant to any such demand, in the currency paid by the Bank.

8.4 OBLIGATION TO REIMBURSE AND PAY INTEREST

    The Borrower agrees to pay to the Bank on demand all moneys demanded from or paid by the Bank with respect to any Performance Bond together with interest on those moneys, which interest will accrue at the rate specified in Clause 14.4 and be payable in the manner provided in that clause and calculated from the date payment is made by the Bank under any such Performance Bond to the date the Bank is paid the relevant amount in full.

8.5 OBLIGATIONS UNCONDITIONAL

    The Borrower's obligations under this Clause 8 are absolute and unconditional. They will not be subject to any reduction, termination or other impairment by any set-off, deduction, counterclaim, agreement, defence, suspension, deferment or otherwise and the Borrower will be not released, relieved or discharged from any obligations under this Agreement, nor shall such obligations be prejudiced or affected, for any reason including without limitation:

    (a) any falsity, inaccuracy or forgery of or in any demand, certificate or declaration or other document which on its face purports to be signed or authorised pursuant to a Performance Bond;

    (b) any failure by the Beneficiary of a Performance Bond or the Bank to enquire whether any cable, telex or facsimile has been inaccurately transmitted or received from any cause or has been sent by an unauthorised person;

    (c) the impossibility or illegality of performance of or any invalidity of or affecting any Performance Bond or any other agreement;

    (d) any act of any Government Agency or arbitrator, including any Law, judgment, decree or order at any time in effect in any jurisdiction affecting any of the terms of any Transaction Document or any other document delivered pursuant to any Transaction Document; or

    (e)   any time, waiver or other indulgence granted by the Bank.

9.  TREASURY FACILITY

    If the Borrower proposes that the Bank enter into a treasury transaction in relation to any required interest rate or currency hedging and if:

    (a) the Bank in its discretion agrees to enter into such proposed treasury transaction; and

    (b) the Bank and the Borrower reach agreement as to the terms and conditions of the transaction and the Borrower executes all documents required by the Bank in relation to such transaction,

    then the Bank and the Borrower will enter into such transaction.


                                                                             38.

10. REPAYMENT

10.1 PAYMENT ON MATURITY DATE

    The Borrower shall repay each Advance on its relevant Maturity Date.

10.2 REPAYMENT INSTALMENTS

    The Borrower will Repay the Loan by Quarterly instalments on each Repayment Date by repayment instalments which shall be the greater of:

    (a) 70% of Available Cash Flow for the Quarter ending on the relevant Repayment Date; and

    (b)   US$425,000.

10.3 TERMINATION DATE

    Notwithstanding anything else contained in this Agreement, on the Termination Date the Borrower shall pay to the Bank the amount of the Loan remaining outstanding on that date together with all other amounts then owing under this Agreement whether on account of principal, interest, fees, costs, losses, expenses, indemnities or otherwise and shall Retire all outstanding Performance Bonds and Treasury Transactions.

10.4 INCREASE OF COMMITMENT AND EXTENSION OF AVAILABILITY PERIOD

    (a) The Bank acknowledges that further economically recoverable reserves may be proved by the Joint Venturers before the Termination Date and, if such reserves are so proved and the Borrower so requests, the Bank will, having regard to the extent of such reserves, consider in good faith any proposal by the Borrower to increase the Available Commitment under this Agreement, extend the Availability Period and permit Drawings of amounts Repaid.

    (b) The Borrower acknowledges that any Drawings pursuant to paragraph (a) above, will be subject to the Bank's usual credit approval procedures and if approved will be on terms and conditions reasonably acceptable to the Bank which will include the payment of a re-drawing fee to the Bank.

11. PREPAYMENTS

11.1 Unless otherwise expressly provided in this Agreement, the Borrower shall not Prepay any part of the Loan other than in accordance with the following provisions:

    (a) if the Borrower desires to Prepay the Loan or part thereof, it will Repay the amount the subject of the Prepayment to the Bank together with any interest, fees or other amount due or payable with respect to such Prepayment under this Agreement;

    (b)   an Advance shall only be Prepaid on a Business Day;

    (c) the Borrower shall give to the Bank not less than 30 days prior written notice of the relevant Prepayment which notice, once given, shall be irrevocable and


                                                                             39.

     binding on the Borrower;

    (d) the Borrower shall pay the Bank all Advances nominated to be Prepaid on the date specified in the relevant notice to Prepay together with all interest due up to the date such Prepayment is to be made and other moneys due and payable with respect to such Prepayment;

    (e) unless the Bank otherwise agrees a Prepayment shall be made in an amount of not less than US$1,000,000 and in integral multiples of US$500,000;

    (f) Prepayments shall be applied against Repayments due under Clause 10 in inverse order of maturity; and

    (g) upon the making of a Prepayment the Cash Facility Limit shall be reduced by the amount of such Prepayment.

11.2 UNWINDING COSTS

    Without limiting anything else contained or implied in this Agreement, the Borrower shall indemnify and keep indemnified the Bank against all costs and expenses suffered or incurred by the Bank as a result of the Borrower exercising its right to Prepay Advances, such costs and expenses to include (without limitation) all losses, costs and expenses which the Bank may incur to any person in relation to providing such Advances to the Borrower. If as a result of the Borrower exercising its right to Prepay Advances a benefit accrues to the Bank, such benefit shall be paid to the Borrower by the Bank.

11.3 RISK MANAGEMENT AGREEMENTS

    The Borrower acknowledges that the Bank has entered into Risk Management Agreements for the purposes of this Agreement and will be funding the Facilities by borrowing moneys from the market; accordingly, if any amount is Prepaid by the Borrower under the Facilities or prior to its Maturity Date for any reason, the Borrower may be obliged to close out Risk Management Agreements, other than put option arrangements to ensure that it does not breach the provisions of Clause 19.4(u) and the Borrower covenants that it shall pay to the Bank on demand such amounts as the Bank determines are necessary to compensate the Bank for any losses, costs or expenses which the Bank may incur by reason of the closing out of any Risk Management Agreement or the cancellation or early Repayment of any such Advance as a result of such Prepayment.

11.4 BENEFIT

    The Bank acknowledges that if any benefit accrues to it as a result of any Risk Management Agreement being closed out, that benefit shall be paid to the Borrower.

12. CANCELLATION

    The Borrower may cancel any unutilised portion of the Facilities without penalty at any time prior to the expiration of the Availability Period (in a minimum of US$1,000,000 and in integral multiples of US$500,000) on giving not less than 30 days written notice to the Bank. Any cancellation under this Clause 12 shall effect a corresponding


                                                                             40.

    reduction of the Cash Facility Limit, Performance Bond Facility Limit or Treasury Facility Limit (as applicable).

13. FEES

    In addition to any other fees payable under this Agreement, the Borrower shall pay the following fees to the Bank:

    (a) (ESTABLISHMENT FEE): a non-refundable establishment fee of $40,000, receipt of which is acknowledged by the Bank; and

    (b) (MANAGEMENT FEE): an annual management fee of $20,000 payable on the first anniversary of the date of this Agreement and yearly thereafter.

14. PAYMENTS AND DELIVERIES

14.1 PAYMENTS

    Payments to be made to the Bank shall be made not later than 2:00pm in the place of payment in Same Day Funds and:

    (a) (DOLLARS): in the case of payments denominated in Dollars, to the Bank's Financing Office for moneys payable in Dollars; and

    (b) (US DOLLARS): in the case of payments denominated in US Dollars, to the Bank's Financing Office for Drawdowns.

14.2 MANNER OF PAYMENT

    Unless otherwise expressly provided in this Agreement, or as agreed between the Borrower and the Bank, payments to be made by the Bank to the Borrower under this Agreement shall be made not later than 2:00pm (Sydney time) on the due date to the Joint Venture Accounts, the A$ Proceeds Account or the US$ Proceeds Account nominated by the Borrower prior to the relevant payment date.

14.3 SET-OFF

    Notwithstanding any provision of this Agreement to the contrary, if, on any day, one party is obliged to pay an amount to the other party under this Agreement and that other party is obliged to pay an amount to the first mentioned party under this Agreement, such obligations shall be automatically satisfied and discharged and, if the amount one party would otherwise have been obliged to pay exceeds the amount the other party would otherwise have been obliged to pay, such obligations shall be replaced by an obligation on the part of the party by whom the larger amount would otherwise have been payable to pay to the other party the excess of the larger amount over the smaller amount.

14.4 OVERDUE AND OTHER AMOUNTS

    If the Borrower shall fail to make payment when due of any sum of money payable to the Bank under this Agreement (whether at its stated maturity, by acceleration or otherwise) then, to the fullest extent permitted by Law, the Borrower shall pay interest


                                                                             41.

    to the Bank on such unpaid sum for each day during the period from and including its due date to but excluding the day such amount is received in full by the Bank (after as well as before judgment) at the rate per cent per annum which is the sum of:

    (a) (RATE): in the case of moneys outstanding in Dollars, the A$ Rate and in the case of all moneys payable in US Dollars, the US$ Rate (each such rate to be recalculated at the end of each Quarter); and

    (b)   (MARGIN): the Margin plus 2%.

    Such interest shall be calculated on the basis of a year of 365 days in relation to amounts due in Dollars and 360 days in relation to amounts due in US Dollars, accrue daily and be payable from time to time on demand by the Bank.

15. TAXES

15.1 NO DEDUCTION FOR TAXES AND NO SET-OFF OR COUNTERCLAIM

    All payments to be made by the Borrower to the Bank under any Transaction Document, whether of principal, interest or other amounts due thereunder, shall be free of any set-off or counterclaim and without deduction or withholding for any present or future Taxes unless the Borrower is compelled by Law to deduct or withhold an amount.

15.2 PAYMENT NET OF TAXES

    If:

    (a) the Borrower is legally compelled to make any deduction or withholding on account of Taxes;

    (b) the Bank is legally compelled to make any deduction or withholding on account of Taxes from any payment made to it;

    (c) the Bank does not receive a payment to which it is entitled under a Transaction Document free and clear of Taxes;

    (d) the Bank is obliged to pay any Taxes (other than Excluded Taxes) in respect of a payment made or to be made by the Borrower under a Transaction Document,

    then:

    (e) where any of the above apply, the Borrower shall on demand by the Bank pay to the Bank such additional amounts as may be necessary to ensure that the Bank receives when due a net amount (after payment of any Taxes, other than Excluded Taxes) equal to the full amount which it would have been entitled to receive and retain had the deduction or withholding not been made or had the payment been free and clear of Taxes or had the Bank not been obliged to pay any Taxes in respect of the payment;

    (f) where paragraph (e) applies in relation to the Bank, the Borrower shall on demand by the Bank pay to the Bank an amount equal to the amount required


                                                                             42.

     to be paid, or paid, in respect of or as a result of any deduction or withholding or payment of Taxes to which the paragraph applies; and

    (g) in addition to paragraph (e), where paragraph (a) applies, the Borrower shall:

     (i) pay to the appropriate Government Agency any amount deducted or withheld in respect of Taxes; and

     (ii) within 14 Business Days after making the deduction or withholding provide to the Bank evidence satisfactory to it of that payment having been made.

15.3 SECTION 261

    The Borrower acknowledges that section 261 of the Income Tax Assessment Act 1936 (Commonwealth) may render void its Obligation to make a payment under Clause 15.2. However the Borrower warrants to the Bank that even if this is the case, and it would not otherwise be obliged to make the payment, it will make the payment contemplated by Clause 15.2 and that it is in its interest to do so. The Borrower acknowledges that the Bank has relied on the warranty in this Clause 15.3 in entering into the Transaction Documents and any breach of that warranty is to the detriment of the Bank. However, failure by the Borrower to make a payment under this Clause 15.3 does not constitute an Event of Default.

15.4 CURRENCY INDEMNITY

    No payment to the Bank under this Agreement or any other Transaction Document pursuant to any judgment or order of any court or otherwise shall operate to discharge the obligations of any party in respect of which it was made, unless and until payment in full shall have been received in such currency as the case may require ("AGREED CURRENCY"). To the extent that the amount of any such payment shall, on actual conversion into the Agreed Currency, fall short of the amount of the relevant obligation expressed in the Agreed Currency, the Bank shall have a further and separate cause of action against any party for the recovery of such amount as shall, after conversion to the Agreed Currency, be equal to the amount of the shortfall.

16. YIELD PROTECTION

16.1 MARKET DISTURBANCE - SUSPENSION NOTICE

    The Bank may promptly give notice ("SUSPENSION NOTICE") containing a summary of the reasons for the giving of such a notice, to the Borrower whenever, prior to the commencement of a Funding Period for any Advance:

    (a)   the Bank determines in good faith that:

     (i) by reason solely of circumstances disrupting the relevant market, adequate and fair means do not exist for ascertaining the US$ Rate applicable to such Advance during such Funding Period; or

     (ii) deposits in the relevant market are not available in the ordinary course of business to the Bank to fund the Advance for a term equal to such


                                                                             43.

               Funding Period; or

    (b) by reason of any change in or in the application of any applicable Law or of any change in national or international financial, political or economic conditions, exchange rates or exchange controls, it is in its reasonable opinion impracticable for it to fund or continue to fund such Advance during such Funding Period by deposits obtained in the relevant market,

    PROVIDED that the protection of this Clause 16 shall extend to voluntary compliance by the Bank with restraints, guidelines, or policies not having the force of Law but generally adhered to by responsible bankers or financial institutions similarly situated.

16.2 MARKET DISTURBANCE PRIOR TO UTILISATION

    Upon the issuance of a Suspension Notice prior to the initial Funding Period, then:

    (a) the Bank in good faith shall endeavour to establish a reasonable alternative basis for the provision of such Advance and shall consult with the Borrower in relation to the same;

    (b) pending such consultation the Bank shall not be obliged to provide such Advance;

    (c) if such alternative basis is agreed, it shall apply in accordance with its terms; and

    (d) if an alternative basis is not agreed within 30 days of such Suspension Notice, the obligation of the Bank to provide such Advance shall cease.

16.3 MARKET DISTURBANCE RELATING TO OTHER UTILISATIONS

    (a) Upon the issuance of a Suspension Notice prior to any subsequent Funding Period the Bank shall:

     (i)  maintain the Advance; and

     (ii) in consultation with the Borrower provide within 30 days a reasonable alternative basis ("SUBSTITUTE BASIS") for maintaining such Advance,

     and shall notify the Borrower of the Substitute Basis.

    (b) Without limitation, a Substitute Basis may be retroactive to the beginning of the relevant Funding Period and may include an alternative method of fixing the US$ Rate (which shall reflect the cost to the Bank of funding from other sources plus the Margin).

    (c) The Borrower shall pay interest, fees and other amounts in accordance with the Substitute Basis, which shall continue to apply to that Advance until it expires or is revoked.

    (d) If the Borrower determines that it does not wish the Advance or the relevant part to which the Substitute Basis applies to continue it shall forthwith notify


                                                                             44.

          the Bank and, within 30 days of such notification (during which time the Substitute Basis shall continue to apply), it shall Repay to the Bank together with interest and fees (in accordance with the Substitute Basis) and all other amounts payable to the Bank under this Agreement, and thereupon the Commitment of the Bank shall be cancelled.

    (e) During the period when any Substitute Basis is in force, the Bank shall consult with the Borrower periodically, but at least once in each Month, and determine whether any of the circumstances referred to in Clause 16.1 still apply.

    (f) If it determines those circumstances do not still apply the Bank shall notify the Borrower revoking the Substitute Basis with effect from a date specified by the Bank.

17. CHANGES IN LAW

17.1 INCREASED COSTS

     Whenever the Bank in good faith determines that it is affected by any change in, any making of, or any change in the interpretation or application by any Government Agency of, any Law, official directive or request (including, without limitation, with respect to Taxation (other than an Excluded Tax) or reserve, liquidity, capital adequacy, special deposit or similar requirement) and as a result:

    (a) the effective cost to the Bank of making, issuing, funding or maintaining any Advance outstanding or to be provided is in any way increased; or

    (b) any amount paid or payable to or received or receivable by the Bank from the Borrower or the effective return to the Bank from the Borrower under this Agreement is in any way reduced,

    (including, without limitation, by reason of the Bank being required to make a payment or foregoing or earning reduced interest or other return on any amount calculated by reference in any way to the amount of any Advance or any other amount paid or payable or received or receivable under this Agreement) then:

    (c) the Bank shall promptly notify the Borrower giving details of the basis upon which the notification is given; and

    (d) on demand from time to time the Borrower shall pay for the account of the Bank the amount certified by an Authorised Officer of the Bank to compensate it for the increased cost or reduction described in paragraph (a) or (b) above.

    This Clause 17.1 shall apply with respect to official directives or requests which have any of the results described above, whether or not those directives or requests have the force of Law, but if not having the force of Law, the observance of which is in accordance with the practice of responsible bankers or financial institutions.

17.2 MINIMISATION

    Without derogating from the provisions of Clause 17.5, if the Bank has acted in good faith it shall not be a defence to a claim under Clause 17.1 that any cost, reduction or


                                                                             45.

    payment referred to in this Clause 17 could have been avoided. At the request of the Borrower, the Bank shall negotiate in good faith with the Borrower with a view to finding a means by which any such cost, reduction or payment or the effect of any unlawfulness or impracticability referred to in Clause 17.1 can be minimised.

17.3 ILLEGALITY

    Notwithstanding anything else contained in this Agreement, if the making of, or a change in, or in the interpretation or application by any Government Agency of any Law makes it unlawful or impracticable for the Bank to make, issue, fund or maintain any Advance or any Commitment, or in any other material respect to give effect to any of its obligations under this Agreement then:

    (a)   the Bank may, by notice to the Borrower, terminate its Commitment;

    (b)   notwithstanding Clause 11.0(a)()A.0)a)1 (but subject to Clauses 11.1,
          11.2 and 11.3), the Borrower may by notice to the Bank immediately cancel that Commitment and Repay to the Bank the Loan, together with all interest, fees and other Secured Moneys payable to the Bank under this Agreement; and

    (c) if required by the Law, or if necessary to prevent or remedy a breach of the Law, the Borrower will Repay all the Loan together with all interest, fees and other Secured Moneys payable to the Bank under this Agreement.

    Repayment under paragraph (c) above shall be made forthwith, but if in the reasonable opinion of the Bank acting on the advice of its legal advisers delay in Repayment is permitted by, or will not cause a breach of the Law it shall be made on the latest permitted day.

17.4 REPAYMENT OF INCREASED COSTS

    Notwithstanding Clause 11.0(a)()A.0)a)1 (but subject to Clauses 11.1, 11.2 and 11.3), if the Borrower receives a demand from the Bank under Clause 17.1(d) the Borrower may at any time within the period of 60 days after such demand notify the Bank that it wishes, on a specified date not less than 5 days nor more than 15 days after its notification, to Repay the Loan to the Bank together with interest and fees and all other Secured Moneys payable by it under this Agreement. Any such notice shall be irrevocable and the Borrower shall Repay in accordance with such notice. On the date for such Repayment the Commitment of the Bank shall be cancelled.

17.5 MITIGATION OF INCREASED COSTS OR ADVERSE CIRCUMSTANCES

    If, in respect of the Bank, circumstances arise which would or would upon the giving of notice or the making of a demand result in:

    (a)   the termination or cancellation of its Commitment pursuant to Clause
          17.3;

    (b)   a Repayment under Clause 17.4;

    (c)   a Payment of an amount to be made pursuant to Clause 17.1; or

    (d)   a claim for indemnification,


                                                                             46.

      then, without in any way limiting, reducing or otherwise qualifying the obligations of the Borrower under any such clause, the Bank shall, promptly after becoming aware of such circumstances and the possible results thereof referred to above, notify the Borrower, take such reasonable steps as may be reasonably open to it to mitigate the effects of such circumstances including the transfer of its Financing Office to another jurisdiction or the transfer of its rights and obligations under this Agreement to another financial institution acceptable to the Borrower and willing to participate in the Facilities provided that the Bank shall be under no obligation to take any such steps, if, in the bona fide opinion of the Bank, such steps would or might result in a Material Adverse Event.


18.   REPRESENTATIONS AND WARRANTIES

18.1 The Borrower represents and warrants to the Bank and covenants with the Bank as follows:

      (a) (STATUS): it is duly incorporated and validly existing and has all requisite power to own its property and assets and it is duly qualified to carry on business under the Laws in each place where it carries on business;

      (b)    (POWERS AND AUTHORITY):

             (i) it has full corporate power and authority to execute, deliver and perform each Transaction Document to which it is a party and to observe the terms and conditions of each such Transaction Document;

             (ii) each of the Transaction Documents to which it is a party has been duly authorised, executed and delivered by it or on its behalf and constitutes legal, valid and binding obligations enforceable against it in accordance with the terms thereof subject to any Law from time to time affecting generally the enforcement of creditor's rights and the discretionary nature of certain equitable remedies;

             (iii) so far as it is aware no Event of Default or Potential Event of Default has occurred (and is continuing), or would result from the execution, delivery or performance of each Transaction Document to which it is a party;

             (iv) the execution, delivery and performance by it of each Transaction Document to which it is a party does not, and will not, violate, in any respect any provision of:

                   A. any Law, Authorisation, order or decree of any Government Agency;

                   B.   its Memorandum or Articles of Association; or

                   C. any Security Interest, deed, agreement or other undertaking or instrument, to which it is a party or which is binding upon it or any of its assets and does not, and will not, result in the creation or imposition of any Security Interest, or restriction

                                                                            47.

                        of any nature, on any of its assets pursuant to the provisions of, or accelerate the date of payment of, any obligation existing under any Security Interest, deed, agreement or other undertaking or instrument;

      (c)    (ACCOUNTS):

             (i) it has furnished to the Bank copies of its most recently prepared audited consolidated balance sheet and the audited consolidated profit and loss account for the year ended on the date of that balance sheet and such balance sheet and profit and loss account have been prepared in accordance with accounting standards generally accepted in Australia (or, in its place of incorporation, in the case of the Security Provider incorporated outside Australia) and consistently applied and give a true and fair view of its profit or loss and state of affairs and its Subsidiaries (if applicable);

             (ii) since the date of the most recently prepared audited balance sheet referred to above, there has been no change in its financial condition, or results of operations, which is likely to cause a Material Adverse Event. It has no obligation (contingent or otherwise), liabilities for Taxes, or other outstanding financial obligations, such that its ability to perform its obligations under any Transaction Document to which it is a party is likely to be materially impaired, except as disclosed in such balance sheet and profit and loss account or otherwise disclosed in writing to the Bank prior to the date of this Agreement;

             (iii) as at the date of each audited balance sheet referred to in sub-paragraph (c)(i) above, it has good and marketable title to all the assets of which ownership is reflected in such audited balance sheet except for assets that have been disposed of as permitted by this Agreement and except to the extent disclosed to auditors at the time of preparation of such balance sheet and all such assets are free and clear of any Security Interest, except as reflected in such balance sheet or as otherwise disclosed in writing to the Bank prior to the date of this Agreement;

      (d) (NO LITIGATION): other than notified to the Bank prior to the date of this Agreement there is no litigation, proceeding or dispute pending or, to its knowledge, threatened against it, or any other person, the determination of which is likely to cause a Material Adverse Event and it is not in breach of any Law, or of any order of a court or competent authority;

      (e) (NO DEFAULT UNDER SECURITY INTEREST): it is not in default with respect to a liability or series of liabilities exceeding $200,000 under any Security Interest, deed, agreement, undertaking or instrument to which it is a party or by which it or its assets may be bound, and no event has occurred which, with the giving of notice, the passing of time or the satisfaction of some other condition, would constitute such a default under any such Security Interest, deed, agreement, undertaking or instrument;

      (f) (COMPLIANCE WITH APPLICABLE LAWS): it is conducting its business and operations in material compliance with all Laws and is in material compliance

                                                                            48.

             with all applicable guidelines and policy statements (whether or not having the force of Law), non-compliance with which is likely to cause a Material Adverse Event;

      (g) (FILINGS): it has filed all corporate notices and returns and effected all registrations with the Australian Securities Commission or similar office in each of its Relevant
             Jurisdictions, the failure to file or register which may cause a Material Adverse Event, and all such filings are current, complete and accurate;

      (h) (SECURITIES): the obligations of the Borrower under this Agreement are secured by the Securities and rank first in priority of payment over all of the Security Provider's other secured, unsecured and unsubordinated obligations except for the Permitted Security Interests;

      (i)    (AUTHORISATIONS):

             (i) all Authorisations, if any, from any Government Agency now obtainable and as and when required in order to operate the Projects and in connection with the payment of moneys and with the execution, delivery, validity or enforceability of the Transaction Documents have been obtained or effected or, if not now required will be obtained or effected as and when so required, are in full force and effect to the extent now obtained or effected and true copies thereof have been delivered or will be delivered as and when obtained or effected to the Bank;

             (ii) in the case of Authorisations required or advisable for performance or enforcement of the Project Documents or in connection with the Projects, Authorisations of a routine nature or those which are not presently required but which are desirable, it has no reason to believe they will not be obtained at or prior to the time that they are required to be obtained.

             (iii) all fees which are due and payable in connection with any such Authorisations have been paid; and

             (iv) there has been no default in the performance of any of the terms or conditions of any such Authorisations which would allow withdrawal or cancellation of an Authorisation or allow any person to prevent or enjoin the activity permitted by an Authorisation;

      (j) (PROJECT INFORMATION): other than to the extent that variations have been notified in writing to the Bank prior to the date of this Agreement:

             (i) the copies of the documents establishing the Trust and the Project Documents delivered to the Bank are true, correct and complete copies of such documents and constitute or evidence all material relevant agreements and understandings in respect of the Projects to which it is a party or of which it is aware;

             (ii) to the best of its knowledge and belief all information contained in answers to requisitions, the Project Documents, and in any

                                                                            49.

                   memorandum or report given to the Bank by it or on its behalf in connection with the Projects, the Borrower or the Transaction Documents will be true and correct as at the date of such documents, memorandum or report and will not at such date, by the omission of material or otherwise, be misleading;

             (iii) to the best of its knowledge and belief all projections contained in the Project Documents have been prepared with due care and skill and, where appropriate, by independent experts to whom the Project Manager or Joint Venturers have supplied all relevant and material information; and

             (iv)  to the best of its knowledge and belief:

                   A. all factual information contained in the Development Plan(s), Approved Budget and Financial Model is true in all material respects as at the date of this Agreement and is not, by the omission of information or otherwise, misleading; and

                   B. all estimates or opinions comprised in the Development Plan(s), Approved Budget and Financial Model are bona fide and reasonably arrived at, the arithmetic of all calculations contained therein is accurate in all material respects and the assumptions upon which such calculations are based are and remain as at the date of this Agreement reasonable;

      (k)    (PROJECT WARRANTIES): to the best of its knowledge and belief:

             (i) the Project Manager and each Joint Venturer are in compliance with all material covenants, terms and conditions in respect of each Project Tenement registered in its name or owned by it and no event has occurred or condition exists or, with the giving of notice or the passing of time, or both, would exist, which would permit the cancellation, termination, forfeiture or suspension of any such tenement;

             (ii) there are no actions, suits, or proceedings at Law or in equity by or before any Government Agency or arbitrator pending or, to its knowledge, threatened which, if successful, would permit or result in the cancellation, suspension, forfeiture or termination of any of the Project Tenements;

             (iii) the Joint Venturers are the legal and beneficial owners of the Projects and the Joint Venture Assets and no other person has any interest, estate or title to the Projects or Joint Venture Assets; and

             (iv) the Joint Venturers are not directly or indirectly obliged under any agreement or other arrangement for advance sale, to deliver any Copper End Products at some future time other than pursuant to Acceptable Sales Contracts;

      (l) (JOINT VENTURE INTERESTS): the Borrower has a 40% interest as a tenant-in-common in the Girilambone Mining Project and a 50% interest as a tenant-in-

                                                                            50.

             common in the Girilambone North Project;

      (m)    (ENVIRONMENTAL MATTERS):

             (i) the Borrower is not aware of any outstanding requirements of any Government Agency relating to the Environmental impact of the Mine, the Plant or other matter relating to the Projects.

             (ii) the Borrower has not received, nor to its knowledge has the Project Manager or the Other Participant received, any adverse information with respect to compliance with all Environmental Laws and any Authorisations required pursuant to any Environmental Law;

      (n) (NO MATERIAL ADVERSE EVENT): no change in the economic viability, business, construction or operation of the Projects has occurred or to the Borrower's knowledge is likely to occur which would result in a Material Adverse Event occurring;

      (o) (ROYALTIES): except for any resources rent Tax and royalties, payable to any Government Agency the Joint Venturers are under no obligation to pay any royalty or any other moneys based on the quantity or price of Products (whether in their original state or otherwise).

      (p) (TAXATION): it has complied in all material respects with all Taxation Laws in all Relevant Jurisdictions, has paid all Taxes properly payable by it prior to the date on which any penalties attach thereto for non-payment and no claims have been asserted against it with respect to Taxes which is likely to cause a Material Adverse Event or for which no adequate provision has been made in its accounts (to the extent its auditors require such provision to be made).

18.2  INFORM BANK IF REPRESENTATIONS AND WARRANTIES NOT TRUE

      The Borrower agrees that if at any time after the execution of this Agreement it should become aware of any act, matter, thing or circumstance by which any of the representations and warranties in Clause 18.0(a)()A.0)a)1 will not be true, it will notify the Bank forthwith.

18.3  BORROWER'S CONTINUING REPRESENTATIONS AND WARRANTIES

      (a)    The representations and warranties set forth in paragraphs (a),
             (b), (c), (d), (e), (f), (h), (j), (k)(i), (k)(ii), (k)(iii), (l),
             (m) and (n) of Clause 18.0(a)()A.0)a)1 shall survive the execution of this Agreement and be continuing representations and warranties which shall be deemed to be repeated and given by the Borrower on each day of this Agreement.

      (b) The representations and warranties set forth in Clause 18.0(a)()A.0)a)1, other than the paragraphs described in paragraph
             (a) of this Clause 18.2, shall survive the execution of this Agreement and be continuing representations and warranties which shall be deemed to be repeated and given by the Borrower on each Drawdown Date.

                                                                            51.

19.   UNDERTAKINGS

19.1  GOOD FAITH CONSIDERATION, ACCOUNTS AND INFORMATION TO BE PROVIDED TO THE
      BANK

      In addition to the other undertakings under this Agreement the Borrower covenants with the Bank that, during the term of this Agreement:

      (a) (GOOD FAITH CONSIDERATION): it will give good faith consideration to any proposal or action which the Bank may request with respect to any Transaction Document or the transactions contemplated under this Agreement;

      (b) (REPORTING REQUIREMENTS): it will each furnish or cause to be furnished to the Bank:

             (i) as soon as practicable (and in any event not later than 120 days after the close of each of its financial years) copies of its audited consolidated Financial Statements and its Subsidiaries prepared in accordance with generally accepted accounting standards in Australia (or the place in which the Subsidiary is incorporated, as applicable) consistently applied and audited by a registered company auditor;

             (ii) after the first half of each of its financial years) copies of the unaudited consolidated Financial Statements referred to in Clause 19.1(b)(i) in respect of such half-year;

             (iii) as soon as practicable (and in any event not later than 30 days after the end of each Month) a project report ("PROJECT REPORT") in relation to each Project, each of such reports to be in a form and substance acceptable to the Bank;

             (iv) as soon as practicable at the end of each Month (but no later than 7 days after the end of the relevant Month) a report detailing all hedging arrangements, Treasury Transactions and Risk Management Agreements on foot or entered into by the Borrower during that Month, such report to be in a form and content acceptable to the Bank;

             (v) as soon as practicable (and in any event not later than 120 days after the close of each of the Joint Venture's financial year), copies of the audited Financial Statements of each Joint Venture prepared in accordance with generally accepted accounting standards in Australia for special purpose accounts consistently applied and audited by a registered company auditor;

             (vi) as soon as practicable (and in any event not later than 60 days after the first half of each of each Joint Venture's financial year) copies of the unaudited Financial Statements referred to in Clause 19.1(b)(v) in respect of such half-year;

             (vii) as soon as practicable (and in any event not later than 31
                   January in each year for that year) the Development Plan for the Projects;

            (viii) as soon as practicable following the end of each Quarter
                   (the first

                                                                            52.

                   Quarter to expire on 31 December 1996) a rolling cash flow forecast in relation to each Project, each such forecast to be in a form and content acceptable to the Bank;

             (ix) as soon as practicable copies of all final reports prepared by any technical consultant with respect to the Projects;

             (x) as soon as practicable copies of all material notices, advices (other than advices subject to legal professional privilege), statements or other material information issued or received by it in relation to each Project Document;

             (xi) at the same time as they are despatched or published, all material notices, reports, circulars, statements and other information or documents despatched by the Borrower to its shareholders, option holders and note holders (or any class thereof), if listed, to the home stock exchange on which it is listed, its creditors generally or published as public notices; and

                   A. as soon as practicable copies of all notices served on it by the home stock exchange on which it is listed;

             (xii) as soon as practicable after any change of its Authorised
                   Officers, a new list of its Authorised Officers with copies of the signatures of any new Authorised Officers, certified by an Officer of the Borrower; and

            (xiii) such additional financial or other information as the Bank may from time to time reasonably require;

      (c) (NOTICE OF CERTAIN EVENTS AND OTHER INFORMATION): it will forthwith after becoming aware of same, give notice to the Bank of:

             (i)   any Event of Default or Potential Event of Default;

             (ii) any litigation affecting it, where the amount or possible amount involved is greater than $500,000;

             (iii) any proposal by any Government Agency to acquire its assets or business or a substantial part thereof;

             (iv) any notice, order or other document received from any Government Agency threatening cancellation, termination, forfeiture or suspension of any of the Project Tenements;

             (v) any actions, suits or proceedings, at Law or in equity, by or before any Government Agency or arbitrator pending or threatened which, if successful, would permit or result in the cancellation, suspension, forfeiture or termination of any of the Project Tenements;

             (vi) all deeds, agreements, instruments and understandings which are material in the context of the Projects;

                                                                            53.

             (vii) any event that has occurred or condition which exists or, with the giving of notice or the passing of time, or both, would exist, which would permit the cancellation, termination, forfeiture or suspension of any of the Project Tenements;

            (viii) any material amendment to, or departure from, the Approved
                   Budget affecting profits anticipated in the Financial Model during the course of managing, developing and operating the Projects;

             (ix) any notice or other document received from any party to any of the Project Documents threatening cancellation, termination or suspension of such Project Documents or any works to be carried out thereunder;

             (x) any litigation, proceeding or dispute, pending or threatened against the Borrower or any other person, the determination of which is likely to cause a Material Adverse Event; and

             (xi) any other matter or thing which has resulted or is likely to result in a Material Adverse Event occurring,

             and shall forthwith after receipt of same, give copies of such notices, orders, agreements, documents and other instruments to the Bank.

19.2  NEGATIVE PLEDGE COVENANTS - BORROWER

      The Borrower covenants during the term of this Agreement that it will not, without the prior consent of the Bank:

      (a) (SECURITY INTERESTS): create, assume, incur or suffer to exist, or permit to be created, assumed, incurred or suffered to exist, any Security Interest over any of its assets, except for a Permitted Security Interest;

      (b) (LOANS): lend money or otherwise provide financial accommodation to, subscribe for capital in or give any Guarantee, bond, indemnity, undertaking or similar instrument or security or enter into any similar transactions to secure the financial or other obligations of any person or otherwise in any manner whatsoever become the surety, or become liable, for the obligations or indebtedness of any person, other than Guarantees given in favour of any Government Agency in respect of any exploration or mining permits granted pursuant to any mining legislation or indemnities given to the provider of any such Guarantees PROVIDED THAT it shall not be entitled to provide such financial accommodation or provide any Guarantee described above if an Event of Default or Potential Event of Default has occurred;

      (c) (DISPOSAL OF ASSETS): in any manner dispose of, sell, assign, lease or part with, or share in, the possession of or otherwise deal with, directly or indirectly, any of its assets except for:

             (i) assets which have a value (when taken alone or when aggregated with any other such asset which has been in any manner disposed of, sold, assigned, leased or otherwise dealt with during the immediately preceding period of one year) not exceeding $250,000 and such assets

                                                                            54.

                   are disposed of, sold, assigned, leased or are otherwise dealt with, in the ordinary course of its ordinary business;

             (ii) the disposal of surplus assets which are not required in connection with the Projects and such disposal is approved of by the Bank;

             (iii) any disposal of any asset (other than a Percentage Interest or any property comprising Joint Venture Assets) to a Related Corporation of the Borrower or a Trust Beneficiary; or

             (iv) any other disposal expressly permitted or required under any Transaction Document.

      (d) (INDEBTEDNESS): create, incur or suffer to exist any Indebtedness except:

             (i) the Loan and its other obligations under this Agreement and any Risk Management Agreement;

             (ii) usual trade and similar credit entered into or created in relation to the Projects and being in the ordinary course of its ordinary business up to a maximum of $1,200,000;

             (iii) Indebtedness permitted pursuant to Clause 19.2(b); or

             (iv) Indebtedness which is subordinated, provided the Bank is satisfied with the terms and enforceability of the subordination provisions;

      (e) (CAPITAL EXPENDITURE): incur or outlay or agree to incur or outlay any Indebtedness of a capital nature exceeding in aggregate more than $500,000 in any one of its financial years except in accordance with the projected capital expenditure envisaged by the Approved Budget or otherwise approved by the Bank PROVIDED THAT this covenant does not extend to Indebtedness with respect to capital and exploration expenditures where such expenditure relates to the Borrower's Participating Interests in each of the Projects.

19.3  INSURANCE

      (a) (GENERAL OBLIGATION): The Borrower undertakes to the Bank that it will effect and maintain with substantial and reputable insurers such insurance cover over and in respect of its or its Subsidiaries assets in such manner and to such extent as is reasonable and customary for a business enterprise engaged in the same or similar business in the same or similar locality.

      (b)    (PROJECT INSURANCE): The Borrower undertakes to the Bank, that:

             (i) The Borrower shall at its own cost and in the name of itself and the Bank as loss payee for their respective rights and interest insure or cause to be insured:

                   A. such of its interest in the Joint Venture Assets as is of an insurable nature and keep it insured for full replacement value against loss or damage by such risks as are normally insured

                                                                            55.

                        against by an operator in the Australian mining industry for mines and mining facilities of comparable type and scale to the Projects;

                   B. its Products and keep it insured for its estimated full sale value for all insurable risks associated with loss, theft, destruction or damage for whatever cause in connection with its production, storage, transport or sale;

                   C. against business interruption with respect to the Borrower's Participating Interests for such amount as the Bank may reasonably require from time to time; and

                   D. against such other risks as the Bank reasonably determines should be taken out by a prudent operator in the Australian mining industry of a mine and mining facilities of a comparable type and scale as the Projects.

             (ii) (PUBLIC RISK INSURANCE): The Borrower will or will cause to be effected and maintained public risk insurance with respect to the Projects for an amount not less than $15,000,000 or its equivalent or such other amount as may be agreed between the Bank and the Borrower from time to time.

             (iii) (POSITIVE INSURANCE OBLIGATIONS): The Borrower shall:

                   A. give to the Bank a certificate of currency for each Insurance Policy together with a copy of each such Insurance Policy or such other evidence of the terms of that policy which is acceptable to the Bank;

                   B. duly and punctually pay or cause to be paid all premiums, stamp duties charges and other expenses necessary for effecting and keeping in full force and effect each Insurance Policy;

                   C. from time to time, when required by the Bank, produce to the Bank evidence, to the satisfaction of the Bank, that each Insurance Policy is current and in full force and effect and that all premiums due in respect thereof have been paid; and

                   D. procure that each Insurance Policy is issued on such terms and conditions as would be required by a prudent operator in the Australian mining industry for mines and mining facilities of substantially comparable type and scale to the Projects.

             (iv)  (GENERAL INSURANCE OBLIGATIONS):

                   A. Except as otherwise notified by the Borrower and agreed by the Bank, each Insurance Policy shall be primary insurance and the insurers under such Insurance Policy shall be liable without right of contribution from any other coverage effected by the Bank or the Borrower covering a loss which is also covered

                                                                            56.

                        under such Insurance Policy.

                   B. If default is made by the Borrower in effecting or maintaining any Insurance Policy or if any Insurance Policy, due to any cause, becomes void or voidable, the Bank, but without any obligation so to do and without prejudice to the Bank's other rights and remedies under the Transaction Documents, may effect and maintain that Insurance Policy at the cost of the Borrower which shall forthwith upon demand Repay to the Bank all premiums and other money from time to time paid or payable by the Bank in respect thereof.

                   C. To the extent it is reasonably possible to do so the Borrower shall not at any time do or suffer to be done to the Joint Venture Assets or upon the Project Land any act, matter or thing whereby any material Insurance Policy may be or become void or voidable.

                   D. The Borrower shall effect Insurance Policies and shall ensure that the interests of the Bank as loss payee is noted thereon and shall do all things necessary and provide all documents, evidence and information necessary to enable the Bank to collect or recover any moneys due or to become due to the Bank in accordance with this Clause 19.3 in respect of any Insurance Policy and for that purpose will permit the Bank to sue in its name.

                   E. The Borrower shall, or shall procure, that its insurers or insurance brokers will, give the Bank such information concerning the Insurance Policies or as to any other matter which may be relevant to the Insurance Policies as the Bank may reasonably request, including without limitation, details of any variation made to the terms of any Insurance Policy or any other insurance in relation to the Joint Venture Assets or to third party risks in relation thereto which is effected.

                   F. The Borrower shall, as soon as possible in the circumstances, notify the Bank of any material claim in excess of $500,000 under any Insurance Policy or of the occurrence of any event giving rise to any material claim thereunder and the Bank, in conjunction with the Borrower, shall make, enforce, settle or compromise any and every such claim in respect of such insurance and demand, sue for, recover, receive and give discharges for all money payable by virtue thereof and if any such insurance proceeds come into the hands of the Borrower such moneys shall be applied in repairing, restoring, reinstating or replacing the property in question or mitigating the loss suffered by it pursuant to Clause 19.3(b)(iv)G.

                   G. If any Joint Venture Asset is damaged or destroyed during the term of the Facilities, the insurance moneys shall be applied as follows:

                                                                            57.

                        1) if the Borrower produces evidence to the reasonable satisfaction of the Bank that application of such moneys towards repair or reconstruction of the Joint Venture Assets will not materially affect the Borrower's ability to perform its obligations under each Transaction Document to which it is a party, then the insurance moneys may be applied towards the repair or reconstruction of the Joint Venture Assets; or

                        2) if the Bank is not satisfied as required by Clause 19.3(b)(iv)G.1) then the insurance moneys shall be used to Repay moneys which are then due and owing and if money is not then due and owing, the insurance moneys shall be deposited in an interest bearing account with a financial institution (including a Related Corporation of the Bank) acceptable to the Bank. Upon the deposit being made, the Borrower, as beneficial owner, shall absolutely assign to the Bank the benefit of the debt created by the deposit and any interest payable from time to time in respect of it as further security for the payment of moneys pursuant to this Agreement, but if the Borrower pays to the Bank all moneys in accordance with the provisions of this Agreement, the Bank (at the written request of the Borrower) shall reassign the debt and interest to the Borrower.

                   H. Before entering into any Insurance Policy it shall disclose to the proposed insurer all facts which are material to the insurer's risk and shall thereafter perform and observe its obligations under each Insurance Policy.

                   I.   All Insurance Policies shall:

                        1) provide that there shall be no recourse against the Bank for payment of premiums or any other amount;

                        2) provide that if the insurers cancel such insurance for any reason whatsoever or if the same is allowed to lapse for non-payment of premium or if it is proposed to make material changes in policy terms and conditions, such cancellation, lapse or change shall not be effective as to the Bank for 30 days after written notice by such insurers to the Bank of such cancellation or lapse or of any material change in policy terms and conditions; and

                        3) to the extent it is reasonably possible to do so, provide that in respect to the interests of the Bank, the insurance shall not be invalidated by any action or inaction of the Borrower or any other person (other

                                                                            58.

                             than the Bank) and shall insure the interests of the Bank, regardless of any breach or violation of any warranties, declarations or conditions contained in such policies by the Borrower or any other person (other than by the Bank).

19.4  GENERAL PROJECT COVENANTS

      The Borrower covenants with the Bank as follows:

      (a) (PROJECT DOCUMENTS): it will duly and punctually comply with its obligations under, or in respect of, the Project Documents to which it is a party;

      (b)    (DEVELOP PROJECT): it will use its best endeavours to ensure that:

             (i)   the Projects are managed, developed and operated:

                   A. so as to cause the Joint Venture Assets to be diligently operated, maintained, developed, repaired and preserved and so as to cause ore to be diligently mined and Copper End Products to be produced and sold in a good and workmanlike manner as would a prudent mine operator and producer of Copper;

                   B. in accordance with generally accepted mining practices and in compliance with all Laws and Authorisations and any lawful directions, notices or orders made under such Laws and Authorisations; and

                   C. in compliance with the Environmental Plan and all applicable Environmental Laws relating to prevention or damage to and Pollution of the Environment so that no claims are made against the Borrower or the Joint Venturers in respect of any such Environmental Law;

             (ii) the Borrower and the Other Participant will enter into all agreements and obtain all leases, Licences, easements and rights necessary for the operation of the Projects;

             (iii) personnel with the appropriate skill and expertise are employed to manage the Projects;

      (c) (TAX): it will pay when due all Taxes payable by it other than Taxes for which it has set aside sufficient reserves (in accordance with generally accepted accounting principles consistently applied) and which are being contested in good faith (except where failure to pay such Taxes would cause a Material Adverse Event or prejudice the Securities). It will pay the proper amount of any such contested Taxes after the final determination or settlement of such contest;

      (d) (ENFORCE PROJECT DOCUMENTS): it will enforce all its rights, privileges, powers and remedies under the Project Documents to which it is a party where failure

                                                                            59.

             to do so would in the reasonable opinion of the Bank be likely to have a material adverse effect on the ability of the Borrower to perform its obligations under each Transaction Document to which it is a party and it will not exercise any right or power under any Project Documents in a manner which might cause a Material Adverse Event;

      (e) (PROTECTION OF JOINT VENTURE ASSETS): it will take or defend or cause to be defended all such legal proceedings at the reasonable request of the Bank, but at its own cost, as may be reasonably necessary or desirable for the preservation, protection or recovery of all or any part of the Joint Venture Assets;

      (f) (PAY GIRILAMBONE NORTH DEVELOPMENT COSTS): it will duly and punctually pay or cause to be paid all Girilambone North Development Costs, Project Operating Costs and the Borrower's Proportion of all other duties, charges and other outgoings payable by it in connection with each Joint Venture or the Projects;

      (g) (PROOF OF OBSERVANCE): it will, at the reasonable request of the Bank, provide proof to the reasonable satisfaction of the Bank of the extent to which the terms and conditions contained or implied in any of the Transaction Documents to be observed or performed, have been, and continue to be, materially observed or performed;

      (h) (NOT TO AMEND PROJECT DOCUMENTS): it will not at any time without the consent of the Bank:

             (i) terminate, rescind, discharge (otherwise than by performance) or materially amend or vary any of the provisions of the Project Documents or grant any material consent, waiver, time or indulgence in respect of any of the foregoing; or

             (ii) give or cause circumstances to arise which would (with the giving of notice or lapse of time or both or otherwise) give any other party legal grounds to do anything described in Clause 19.4(h)(i) as against it.

      (i) (BREACH OF PROJECT DOCUMENTS): it will promptly notify the Bank giving full details thereof and its remedial proposals as soon as it becomes aware of:

             (i) a material breach by any party of any Project Documents or other contract or sub-contract relating to either Project; or

             (ii) any event which will or may materially and adversely affect the rate of recovery of Products, the delivery or shipment of Products under Sales Contracts;

      (j)    (PROJECT LAND, TRANSACTION DOCUMENTS AND PROJECT DOCUMENTS):
             it will not at any time, without the prior consent of the Bank:

             (i) do, or permit or omit or suffer to be done, any act, matter or thing whatsoever, the doing, commission or omission of which may, directly or indirectly, render it in breach of, or liable for breach of, any of the

                                                                            60.

                   terms or conditions of or relating to any Project Land, Transaction Document or Project Documents which is likely to cause a Material Adverse Event;

             (ii) exercise, or purport to exercise, any right, power, authority or discretion to terminate, rescind or otherwise end, any Project Tenement or Transaction Document or accept, or purport to accept, any modification, amendment or variation of a Project Tenement or Transaction Document which modification, amendment or variation the Bank reasonably determines is likely to cause a Material Adverse Event or accept, or purport to accept, any repudiation, rescission or termination of any Project Tenement or Transaction Document which repudiation, rescission or termination is likely to cause a Material Adverse Event ;

             (iii) permit, allow, waive, release, discharge, forgive or otherwise accept (as the case may be) any act, omission or other conduct whatsoever which constitutes a breach of, or default in complying with, the terms or conditions expressed or implied in any Project Documents or any Transaction Document which act, omission or other conduct is likely to cause a Material Adverse Event; or

             (iv) by any act or omission give, or cause circumstances to arise which would give, any other party legal grounds to terminate, rescind or vary any term or condition expressed or implied in any Project Documents or Transaction Document which termination, rescission or variation is likely to cause a Material Adverse Event;

      (k) (MINUTES OF MEETINGS): promptly after preparation, it will provide a copy of all minutes of all meetings of committees established under the Project Documents or otherwise constituted by the Joint Ventures, including, without limitation, the management committee, authorised and confirmed as correct minutes by the chairman (howsoever named) of each committee meeting;

      (l) (UPDATES TO FINANCIAL MODEL): promptly upon request, it will provide such information and other assistance as is necessary or desirable to enable the Bank to update the Approved Budget (including the Financial Model) from time to time, to reflect available current information on the Projects.

      (m) (DISMANTLING, ALTERATION OR REMOVAL OF PLANT): it will not and will not permit any other party to dismantle, alter or remove from the Project Land any part of the Plant without the prior written consent of the Bank except in any case where such dismantling, alteration or removal shall in its opinion be rendered necessary by reason of carrying on the Projects and in case of the dismantling, alteration or removal of any such Plant, shall replace the same by other plant of a similar nature and of not less quality and that it shall when necessary renew and replace all moveable plant, fixtures, fittings, equipment, machinery, motor vehicles, accessories, tools, implements, utensils and other effects of a like nature now used or hereafter to be used for the purposes of or in connection with the Projects when and as the same shall become useless or shall be worn out or destroyed or damages;

                                                                            61.

      (n) (OPERATION OF PLANT): it will not take or permit any action the result of which would be that the Plant would not remain capable of operating in a manner that will enable the Borrower to meet all of its obligations under each Transaction Document to which it is a party;

      (o) (ACCEPTABLE SALES CONTRACTS): it will ensure that sufficient Acceptable Sales Contracts are maintained for the Borrower's Proportion of Copper End Products to enable the Borrower to generate the cash flow forecast in the Approved Budget;

      (p) (CASH CALLS): it will duly and punctually pay or cause to be paid all Cash Calls or other amounts however described required to be paid by it under or in connection with the Joint Venture Agreements;

      (q) (CASH CALL NOTICES): it will forthwith deliver to the Bank a copy of each notice given in relation to a Cash Call, together with a breakdown of the amounts the subject of such Cash Call;

      (r) (OTHER JOINT VENTURERS' DEFAULT): it will forthwith advise the Bank of the happening of any of the following events under the Project Documents and provide the Bank with a true copy of any relevant document:

             (i)   the failure by a Joint Venturer to duly pay a Cash Call; or

             (ii) the issue by any Joint Venturer of a default certificate under either Joint Venture Agreement;

      (s) (NO PREJUDICIAL ACTION): the Borrower shall not vote (personally or by proxy), at any Joint Venture operating or management committee meetings or otherwise, in favour of any resolution or determination to surrender the Project Tenements or any of them (other than for the purposes of amalgamation or consolidation previously approved by the Security Trustee or compulsory reduction), to cease or reduce the level of mining operations current at the date hereof or otherwise to do or not to do any act, matter or thing that could cause a Material Adverse Event;

      (t) (NO ASSIGNMENT): it will not assign, nor permit or suffer any other party to any Project Documents or Transaction Document to which it is a party to assign, any of its rights thereunder unless such assignment is permitted pursuant to this Agreement;

      (u)    (RISK MANAGEMENT AGREEMENTS): in relation to Risk Management
             Agreements:

             (i) the Borrower must at all times during the term of this Agreement maintain sufficient Risk Management Agreements to cover all Project Operating Costs which the Bank determines are likely to be payable by the Borrower during the following period of 12 Months PROVIDED THAT the Borrower must not commit at any one time more than 70% of future US Dollar receivables as determined by the Bank having regard to the Approved Budget under Risk Management Contracts or any other hedging agreement;

                                                                            62.

             (ii) it will ensure that the Borrower enters into and maintains a price risk protection programme with the Bank on terms acceptable to the Bank, in respect of so much of the Borrower's Proportion of all Copper End Products as in the Bank's opinion is necessary or desirable to ensure that the Borrower will at all times be able to meet Project Operating Costs and all Repayments due under the Transaction Documents PROVIDED HOWEVER the Borrower must not commit at any one time more than the Borrower's Proportion of 75% of Copper End Products (as determined by the Bank having regard to the provisions of the Approved Budget) under Risk Management Agreements or any other hedging agreements;

             (iii) without limiting sub-paragraph (ii) above, the Borrower must at all times during the term of this Agreement maintain a Copper price risk programme (at a minimum price of US$0.90 per pound) on terms acceptable to the Bank such programme to cover the following period of 12 Months and provide protection for the Borrower with respect to all Repayments, Project Operating Costs and Cash Calls in relation to any capital expenditure) which are forecast to be paid during the following 12 Months, such amounts to be determined by the Bank having regard to the Approved Budget;

             (iv)  it will not allow any party (other than the Bank) to:

                   A.   close out, cancel, rescind, terminate or determine;

                   B. concur in the closing out, cancellation, rescission, termination or determination of; or

                   C. accept any repudiation of or take any action which renders terminable,

                   any Risk Management Agreement or any of the covenants, agreements or obligations expressly or impliedly contained therein without the prior consent of the Bank, such consent not to be unreasonably withheld or delayed; and

             (v) without limiting the generality of any of the other provisions contained in this Agreement, at any time after an Event of Default has occurred the Bank may and is hereby irrevocably authorised by the Borrower in the Bank's absolute discretion at any time and from time to time thereafter without notice to the Borrower to close-out any or all of the Risk Management Agreements and the Borrower shall indemnify the Bank in relation to any loss incurred by the Bank as a result of such action; and

      (v) (ENVIRONMENTAL CERTIFICATE): it will upon request by the Bank provide at the cost of the Borrower a certificate by the Environmental Consultant ("ENVIRONMENTAL CERTIFICATE") certifying the adequacy of the Environmental Plan or compliance with the Environmental Plan or such other matter or matters as the Bank may nominate, such certificate to be in a form and substance satisfactory to the Bank.

                                                                            63.

19.5  ENVIRONMENT

      (a) (ENVIRONMENTAL OBLIGATIONS): The Borrower will and will use its best endeavours to procure that the Other Participant and the Project Manager will:

             (i) comply with all Environmental Laws and obtain all necessary Environmental Licences;

             (ii) if there is any non-compliance with Environmental Laws, ensure that:

                   A. the impact on the relevant property and the Environment is minimised; and

                   B. steps can be and are taken as quickly as possible to rectify the non-compliance and to ensure the non-compliance does not re-occur and to eliminate or reduce any danger of Pollution arising from such non-compliance; and

             (iii) ensure that nothing is done which would lead to, or be likely to lead to, or result in, the revocation, suspension, modification or non-renewal of any Authorisation obtained under any Environmental Laws.

      (b) (PROVIDE ENVIRONMENTAL NOTICES ETC): The Borrower will or shall procure that the Project Manager will provide to the Bank a copy of:

             (i) any material claim or violation of any Environmental Law or Environmental Licence relating to or arising from any activity undertaken on the Mortgaged Property;

             (ii) each Environmental Audit or Environmental Licence relating to any of the Mortgaged Property; and

             (iii) all material notices or documents receiving or relating to compliance with any Environmental Law or Environmental
                   Licence.

      (c)    (ENVIRONMENTAL CONSULTANTS): The Borrower agrees that:

             (i) the Bank is entitled at any time, where in its reasonable opinion, a Material Adverse Event has occurred or is likely to occur as a result of any Environmental damage, to engage an independent Environmental Consultant to undertake a review of the Projects (or any one or more of them) to ensure compliance with all relevant Environmental Laws and, at any time, to appoint an independent Environmental Consultant to consider the adequacy of the policies with respect to the Projects and Environmental matters and to report to the Bank;

             (ii) it will co-operate with any such consultant appointed by the Bank and provide that party with access to all books, records, agreements and other relevant data or information in the possession of or available to the Bank and shall ensure that such party has access to each of the Projects; and

                                                                            64.

             (iii) it will comply with all reasonable requirements of the Bank concerning the application of Environmental Laws to the Projects or the Mortgaged Property.

19.6  APPROVED BUDGET AND DEVELOPMENT PLANS

      (a) (PROVIDE APPROVED BUDGET AND DEVELOPMENT PLAN): The Borrower has supplied to the Bank the Existing Approved Budget and the Existing Development Plan.

      (b) (UPDATE APPROVED BUDGET AND DEVELOPMENT PLAN): The Borrower shall ensure that each of the Existing Approved Budget and Existing Development Plan and each subsequent Approved Budget and Development Plan:

             (i) are updated on an annual basis or more frequently upon the reasonable request of the Bank and that each such document is amended as necessary;

             (ii) are approved by the board of directors of the Borrower on or before 1 July each year (or earlier if required by the Bank);

             (iii) include all of the information which the Bank reasonably requests to be included in each such document;

             (iv)  are in a form acceptable to the Bank,

             and shall provide each such document to the Bank as soon as it has been approved by the board of directors of the Borrower.

      (c) (SECURITIES): It will do all acts, matters and things on its part necessary to cause each of the Securities to which it is a party to be registered as a charge or mortgage, as the case may be, under the applicable Law of the Relevant Jurisdiction and shall obtain all necessary consents and approvals to effect such registration.

19.7  RATIOS

      (a) (MAINTAIN RATIOS): The Borrower covenants with the Bank that at all times during the term of this Agreement:

             (i)   the Loan Life Cover Ratio shall exceed 1.5:1;

             (ii)  the Debt Cover Ratio shall exceed 1.2:1; and

             (iii) the Reserve Life Cover Ratio shall exceed 1.8:1.

      (b) (REPORT QUARTERLY): Not later than at the end of each Quarter, the Borrower shall provide a certificate signed by 2 Authorised Officers which certifies whether in their opinion as at the date of such certificate, the Borrower is in compliance with its obligations with respect to the Loan Life Cover Ratio and the Debt Cover Ratio.

                                                                            65.

      (c) (REPORT ANNUALLY): Not later than at the end of each year, the Borrower shall provide a certificate signed by 2 Authorised Officers which certifies whether in their opinion as at the date of such certificate, the Borrower is in compliance with its obligations with respect to the Reserve Life Cover Ratio.

19.8  COVENANT TO PERFORM

      The Borrower covenants that it will duly and punctually perform each of its undertakings and covenants contained or implied in the Transaction Documents to which it is a party.

19A   TRUST BENEFICIARIES' COVENANTS

      Each of the Trust Beneficiaries hereby grant any authority or waiver and give any consent which may be required in order to permit the Borrower to:

      (a) enter into, observe and perform its obligations under the Transaction Documents and the transactions contemplated by them; and

      (b) perform such other acts, matters and things which the Borrower deems reasonably necessary or desirable in connection with the Transaction Documents or Project Documents.

20.   EXPERTS

20.1  APPOINTMENT AND REPLACEMENT

      The Bank at any time during the term of this Agreement, by notice in writing to the Borrower, may with the consent of the Borrower, such consent not to be unreasonably withheld or delayed, appoint any independent consultant with appropriate expertise (as determined by the Bank) (each an "EXPERT") to provide advice to the Bank in relation to any of the matters set out in Clause 20.2 or replace any Expert by another suitably qualified person PROVIDED THAT the issues advised upon are (in the reasonable opinion of the Bank) material in the context of either of the Projects or the Joint Ventures.

20.2  DUTIES OF EXPERTS

      (a) (ROLE OF EXPERT): Without limiting any other part of this Agreement, on the instructions of the Bank (which instructions may be specified or general), the appropriate Expert shall check the valuation of any material Joint Venture Asset, amount of any Cash Call, any calculation of Girilambone North Development Costs, any calculation of Available Cash Flow, any Project Report, any calculation or estimate of Project Operating Costs, the quantum of Proved Reserves, the calculation of any of the ratios set out in Clause 19.7, the amount of any Project Taxes, provide advice with respect to compliance with any Environmental Law and make such other checks or reports as the Bank, acting reasonably, requires.

                                                                            66.

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20.4  RELIANCE UPON EXPERTS

      The Bank shall be entitled without further enquiry to accept and rely upon the advice of any Expert given in pursuance of this Agreement or any other Project Document.

21.   SPECIAL PURPOSE ACCOUNTS

21.1  MAINTAIN ACCOUNTS

      The Borrower will continue to maintain with the Bank the Special Purpose Accounts. and will not withdraw funds from any Special Purpose Account other than in the manner permitted by this Agreement.

21.2  MONEY TO BE PAID INTO BORROWER'S PROCEEDS ACCOUNTS

      (a) (MONEYS TO BE DEPOSITED): The Borrower, to the full extent to which it is able to do so or procure another or others to do so, will ensure that the following are paid directly into the US$ Proceeds Account or the A$ Proceeds Account, as applicable:

             (i) all moneys required to be paid into a Borrower's Proceeds Account by virtue of this Agreement;

             (ii) all proceeds arising from the sale or other disposal (including sales or disposals on a forward or option basis) of Products;

             (iii) all amounts payable in respect of a Participating Interest in:

                   A. any sale, resumption or other disposition of Joint Venture Assets including surplus material, equipment or personal property; or

                   B. any property taken in kind under either Joint Venture Agreement;

             (iv) any refunds received from the Minister for Mines in respect of performance bonds provided in satisfaction of conditions attached to any Project Land; and

             (v) all other money forming part of the Borrower's Project Revenue and all receipts in any way arising or derived from or with respect to the Joint Venture Assets or the Projects including all moneys becoming due pursuant to any Project Agreement.

      (b) (ADDITIONAL MONEYS AND DIRECT PAYMENT): The Borrower to the full extent to which it is able will:

             (i) direct or cause each buyer of Products from the Borrower to pay the entire proceeds of sale or other disposal of Products to the credit of the US$ Proceeds Account;

             (ii) direct or cause each party to the Project Documents to make all

                                                                            67.

                   payments required to be made to it thereunder (including, without limitation, payments of liquidated damages or in respect of warranty claims) to the credit of the relevant Borrower's Proceeds Account; and

             (iii) take all other action reasonably available to it to ensure that all amounts which are required to be paid into a Borrower's Proceeds Account are directly so paid (and that all such amounts which are not directly so paid constitute trust funds in the hands of the recipient until paid into the relevant Borrower's Proceeds Account).

      (c)    (DISPOSAL OF PRODUCTS): The Borrower will:

             (i) use its best endeavours to ensure that the Project Manager sells or otherwise disposes of Products (including sale or disposal on a forward or option basis):

                   A.   for cash; and

                   B.   on an arm's length basis.

             (ii) not without the consent of the Bank, take any Joint Venture Assets (other than Products) in kind unless it is immediately sold for cash and such cash is deposited into the relevant Borrower's Proceeds Account in accordance with the provisions of this Clause 21.

21.3  APPLICATION OF INSURANCE PROCEEDS

      Whenever any person is entitled to receive any amount under any Insurance Policy then unless such proceeds are immediately and directly applied with the prior approval of the Bank pursuant to Clause 19.3(b)(iv)G:

      (a) in payment of costs already incurred or committed to replace, restore, repair or otherwise remedy the loss, damage or liability suffered; or

      (b)    to make a Prepayment,

      the Borrower will use its best endeavours to ensure that any such proceeds are paid into the relevant Borrower's Proceeds Account.

21.4  PAYMENTS TO BORROWER'S PROCEEDS ACCOUNTS

      On any day, provided no Event of Default has occurred and is subsisting and the balance of moneys in the Debt Service Reserve Account has reached the Target Level required on that day, the balance of moneys held in the Borrower's Proceeds Accounts may be utilised by the Borrower at its discretion.

21.5  PROVISIONS - SPECIAL PURPOSE ACCOUNTS GENERALLY

      The Borrower shall upon request produce or cause to be produced to the
      Bank:

      (a) (COPY OF INVOICES): a copy of each invoice for receipt of Girilambone North Development Costs and Project Operating Costs paid or payable during the

                                                                            68.

             relevant Repayment period; and

      (b) (OTHER INFORMATION): such other information and documentation as the Bank may require in its discretion so as to be satisfied that the relevant funds are being applied in payment of bona fide Girilambone North Development Costs and Project Operating Costs.

21.6  CLAIM FORM

      Any request by the Borrower to the Bank to apply funds to enable payment by the Borrower of Girilambone North Development Costs and Project Operating Costs shall be accompanied by a certified copy of the relevant Cash Call.

21.7  INTEREST

      (a) Amounts standing to the credit of the A$ Proceeds Account shall bear interest at such rate percent per annum as the Bank is then paying on comparable deposits lodged with it for 11:00am call such deposit shall be calculated on the basis of a 365 day year on the actual number of days elapsed and shall be credited to the relevant account on the last day of each Month.

      (b) Any amount standing to the credit of the US$ Proceeds Account and the Debt Service Reserve Account shall bear interest from the date of deposit until the date any amounts are applied pursuant to Clause 21.4 of this Agreement at such rate as the Bank is then paying on comparable deposits lodged with it for a period of 30 days. Such interest shall be calculated on the basis of a 360 day year on the actual number of days elapsed and shall be credited to the relevant account on the last day of each 30 day period.

21.8  (a)    The Borrower shall ensure that any amount required by this
             Agreement to be deposited in a Borrower's Proceeds Account shall if such amount is denominated in US Dollars be deposited in the US$ Proceeds Account and if denominated in Dollars be deposited in the A$ Proceeds Account.

      (b) In transferring funds from the Borrower's Proceeds Accounts the Bank will in accordance with Clause 21.4:

             (i) FIRSTLY, transfer moneys from the US$ Proceeds Account to satisfy amounts due in US Dollars; and

             (ii) SECONDLY, transfer moneys from the A$ Proceeds Account to satisfy amounts due in Dollars.

      (c) If on the last day of the relevant Quarter the Borrower's obligation to pay moneys described in Clause 21.4 has not been satisfied by a transfer from the relevant Borrower's Proceeds Account and there are moneys in a Borrower's Proceeds Account denominated in a currency other than the currency of the amounts due, the Bank may make any necessary currency exchange and transfer to ensure that all amounts required to be paid in accordance with Clause 21.4 are satisfied prior to any balance being made available to the Borrower.

                                                                            69.

22.   DEBT SERVICE RESERVE ACCOUNT

      (a) The Borrower will ensure that sufficient deposits are made to the Debt Service Reserve Account so that the credit balance in that account is equal to the Target Level.

      (b) Moneys held in the Debt Service Reserve Account shall be applied on each Repayment Date against any Repayment Instalment or other amount due to be made by the Borrower to the Bank on the Relevant Repayment Date.

23.   DEFAULT

23.1  EVENTS OF DEFAULT

      Each of the following events shall constitute an Event of Default:

      (a) (NON-PAYMENT): the Borrower defaults in the due payment of any moneys or delivery of any moneys to the Bank at the time and in the manner specified in any Transaction Document to which it is a party PROVIDED THAT the Bank shall give notice in writing to the Borrower demanding payment of any such moneys and if such default is remedied immediately or within such longer period as the notice specifies, an Event of Default shall be deemed not to have occurred;

      (b) (BREACH OF TRANSACTION DOCUMENT): the Borrower or the Project Manager defaults in any material respect in the performance of any other covenant, agreement or undertaking on its part contained in any Transaction Document to which it is a party which default is likely to cause a Material Adverse Event and such default, if capable of remedy, is not so remedied within 14 days, of the earlier of:

             (i) the Borrower or the Project Manager becoming aware of such failure; or

             (ii) notice to the Borrower or the Project Manager of such failure by the Bank;

      (c) (BREACH OF PROJECT DOCUMENT): the Borrower defaults in any material respect in the performance of any covenant, agreement or undertaking on its part contained in any of the Project Documents in any respect which the Bank determines is likely to cause a Material Adverse Event and such default, if capable of remedy, is not so remedied within 14 days of the earlier of:

             (i)   the Borrower becoming aware of such failure; or

             (ii)  notice to the Borrower of such failure by the Bank;

      (d) (BREACH OF REPRESENTATIONS, WARRANTIES ETC): any representation, warranty or statement made or deemed to be made by the Borrower in any Transaction Document to which it is a party or any certificate or notice issued under any Transaction Document to which it is a party shall not be complied with, or shall prove to be false or misleading, in either case, in any respect which the Bank

                                                                            70.

             determines is likely to cause a Material Adverse Event and the fact or circumstance giving rise to such untruth if capable of remedy, is not remedied within 14 days of notice of such fact by the Bank or the date in which the Borrower first becomes aware of such breach;

      (e) (EVENT OF INSOLVENCY): an Event of Insolvency occurs with respect to the Borrower;

      (f) (COMPROMISE OR ARRANGEMENT): without the prior consent of the Bank, any compromise or arrangement within the meaning of the Corporations Law is proposed by the Borrower or is made between the Borrower and its creditors or any of them or any class of them or any application is made to any court by the Borrower for an order summoning a meeting of its creditors;

      (g) (EXECUTION OR DISTRESS): execution or any distress is levied against the Borrower or any of its assets in an amount in excess of $250,000 (or its equivalent) and such execution shall not be stayed or satisfied within 30 days;

      (h) (CEASES TO CARRY ON BUSINESS ETC): the Borrower without the prior consent of the Bank or as permitted by a Transaction Document, ceases or threatens to cease to carry on its business, or leases, sells or disposes of any of its assets other than for the purpose of carrying on its business and such lease, sale or disposal is in the opinion of the Bank likely to cause a Material Adverse Event;

      (i) (FAILURE TO PAY INDEBTEDNESS): the Borrower fails to pay any other Indebtedness exceeding $250,000 (or its equivalent) when due and payable within applicable grace periods or, by reason of breach or default on the part of the Borrower, any moneys payable by it become due prior to the date when they would otherwise have become due unless the rights of the person to whom the Indebtedness is owed or who has declared such sum to be due is being contested by the Borrower in good faith, or the Borrower fails to honour any Guarantee or indemnity in respect of an amount, or obligations relating to a liability when called upon to do so and which failure or becoming due, in the opinion of the Bank, has or may cause a Material Adverse Event;

      (j) (REDUCTION OF CAPITAL): without the prior consent of the Bank, the Borrower reduces or attempts to reduce its issued share capital;

      (k) (SECTION 188(2) OR 205(1) RESOLUTIONS): the Borrower passes a resolution pursuant to Section 188(2) or 205(1) of the Corporations Law;

      (l) (APPROPRIATION OF PROPERTY): all or part of any property used by the Borrower the ownership, possession or control of which property is seized or otherwise expropriated, nationalised, confiscated or acquired through any governmental action, or intervention of any Government Agency or custody or control of such property or part thereof shall be assumed by any Government Agency and, even after taking into account any compensation which is payable, the seizure, expropriation, nationalisation, confiscation or acquisition will in the reasonable opinion of the Bank be likely to cause a Material Adverse Event;

      (m) (AUTHORISATIONS NOT OBTAINED OR RENEWED ETC): any Authorisation or Licence which in the opinion of the Bank is necessary for any Security Provider to

                                                                            71.

             perform any obligation under any Transaction Document to which it is a party is not obtained, when required, or renewed or is revoked, terminated, suspended, cancelled or withheld;

      (n)    (TRANSACTION DOCUMENTS AFFECTED):

             (i) all or any part of any provision of any Transaction Document is terminated (other than in accordance with its terms) or is or becomes void, illegal, invalid or unenforceable or of limited force and effect;

             (ii) any Security Provider or any other person terminates, rescinds or avoids all or any part of any material provision of any Transaction Document (other than in accordance with its terms); or

             (iii) any Security Provider alleges or claims that an event as described in Clause 23.1(n)(i) has occurred or that it is entitled as described in Clause 23.1(n)(ii),

             and, in the case of Project Documents, the Bank determines in good faith that any such event would be likely to cause a Material Adverse Event;

      (o) (THREATENED FORFEITURE): the Project Manager, the Borrower or Other Participant receives any notice of default in relation to any Project Land threatening forfeiture thereof as a result of such default (unless such notice allows or requires the remedying of such default and the default is remedied within the time allowed by such notice);

      (p) (PROJECTS ABANDONED): either Project is abandoned or placed on a "care and maintenance" basis and in the reasonable opinion of the Bank the occurrence of such event is likely to cause a Material Adverse Event;

      (q) (SECURITY PREJUDICED): without action, omission or default on the part of the Bank and other than as permitted under any Transaction Document, any Security fails or ceases to be a binding and enforceable first ranking registered security over the Borrower's Project Assets;

      (r) (NORD PACIFIC): Nord Pacific ceases to have a beneficial entitlement in 100% of the issued share capital of the Borrower or, in the reasonable opinion of the Bank Nord ceases to be controlled by Nord Pacific;

      (s) (DISPOSAL OF INTEREST IN TRUST): Nord Pacific or Nord Gold disposes of any of its beneficial interest in the Trust or the Trust Fund without the consent of the Bank;

      (t) (MATERIAL ADVERSE EVENT): without limiting the operation of any other Event of Default, if, in the Bank's reasonable opinion, a material adverse change has occurred in the financial condition of the Borrower sufficient to cause a Material Adverse Event;

      (u) (DETRIMENTAL ACTION BY SECURITY PROVIDER): any Security Provider shall do any act, deed, matter or thing, or permit or suffer any act, deed, matter or thing to be done, whereby, directly or indirectly, any of the Securities shall, in the

                                                                            72.

             reasonable opinion of the Bank, become materially deteriorated or materially lessened in value other than through mining operations in the ordinary course of its ordinary business;

      (v) (ENVIRONMENTAL EVENT): if, pursuant to any Environmental Law, any Government Agency requires the cessation or suspension of Project operations, modifications to any Joint Venture Asset or Project Facilities, the abatement of any alleged nuisance, the conduct of a clean up or restoration programme, the payment of any compensation or any other act, matter, thing or payment that in the reasonable opinion of the Bank is likely to cause a Material Adverse Event.

23.2  NOTICE TO THE BORROWER

      Notwithstanding anything else contained or implied in this Agreement, if an Event of Default shall occur, the Bank may do either or both of the following by notice to the Borrower:

      (a) (DEMAND MONEYS ETC): declare the Secured Moneys to be immediately due and payable and the Borrower shall forthwith pay to the Bank the Secured Moneys to the Bank and Retire all outstanding Performance Bonds and Treasury Transactions;

      (b) (CANCEL AVAILABLE COMMITMENT): where the Facility Amount Outstanding is less than the Facility Limit, cancel the Available Commitment), such cancellation to be effective upon the giving of such notice.

      The Borrower shall also pay to the Bank such additional amounts as may be necessary to compensate the Bank for any costs, losses and expenses resulting from any Event of Default. No waiver of any Event of Default shall constitute a waiver of any other or any succeeding Event of Default except to the extent expressly provided in such waiver.

23.3  CONVERSION OF LOAN TO DOLLARS

      (a) (CONVERSION): Without limiting the generality of any of the other provisions herein contained in this Agreement, at any time after an Event of Default has occurred and is subsisting the Bank may and is hereby irrevocably authorised by the Borrower in the Bank's absolute discretion at any time and from time to time thereafter without notice to the Borrower to convert the Loan from US Dollars to Dollars at the Spot Rate of Exchange. Following a conversion as aforesaid, the Bank shall notify the Borrower of the details thereof. All moneys expended and costs incurred by the Bank in such conversion shall thereafter be deemed an Advance in Dollars as from the date such moneys are expended or costs are incurred, Repayable forthwith upon demand and upon which there shall accrue daily interest calculated on a basis of a 365 day year (compounded every 90 days) from the date of such Advance at the rate per annum equal to the aggregate of the A$ Rate determined as at the date the Advance is deemed to be made (and thereafter determined on each date upon which the interest is compounded) plus the Margin plus 2%.

      (b) (INDEMNITY): The Borrower shall indemnify and keep indemnified the Bank against all losses, damages, costs and expenses suffered, incurred or sustained

                                                                            73.

             by the Bank in maintaining US Dollar liabilities of the Borrower following an Event of Default or funding a conversion of the Loan to Dollars.

24.   INDEMNITY

      (a) (GENERAL): As a separate and independent undertaking given in consideration of the Bank's obligations under this Agreement and which shall survive the termination of this Agreement the Borrower hereby indemnifies, and shall keep indemnified, the Bank, its employees, agents and every person appointed by the Bank under any Transaction Document and every receiver and attorney appointed under any of the Securities, against any reasonable costs, charges, expenses and liabilities and against any action, proceeding, claim, loss and demand which may occur or arise by reason of any of the following:

             (i) any failure of the Borrower to perform, or being unable to perform, any of its obligations under any Transaction Document to which it is a party; or

             (ii) the proper exercise, or purported proper exercise, of any of the powers, authorities or discretions vested in the Bank, any receiver, receiver and manager or any attorney pursuant to any Transaction Document, and the Bank, its employees, agents and every person appointed by the Bank under any Transaction Document and every receiver, receiver and manager and attorney appointed under any of the Securities shall be entitled to be so indemnified and the Bank, any receiver and any attorney may apply any amount received by them pursuant to any of the Transaction Documents in satisfaction of the Borrower's or the Security Provider's obligations under such indemnity.

      (b) (OTHER INDEMNITIES): Without limiting anything else contained in this Agreement, the Borrower shall indemnify and keep indemnified the Bank against the following losses or other costs save for where they arise as a result of the negligence or wilful misconduct of the Bank, its agents, employees or attorneys, losses that arise from the acquisition, use or disposal of hazardous substances or contaminants or material breaches of any Environmental Law relating to either Project.

25.   RIGHTS OF SET-OFF

      Upon the occurrence and during the continuation of any Event of Default, the Bank is hereby authorised at any time, and from time to time, without notice to any Security Provider (any such entitlement to notice being expressly waived), to the Borrower or any other person, set-off and apply any moneys standing to the credit of a Special Purpose Account, and all deposits (general or special, time or demand, provisional or final) at any time held and other Indebtedness or obligation at any time owing by the Bank to, or for the credit or account of the Borrower against any and all of their respective obligations now or hereafter existing under this Agreement irrespective of whether the Bank shall have made demand under this Agreement and although such obligations may be unmatured and the Bank agrees to promptly notify the Borrower after any such set-off and application, provided that, the failure to give such notice shall not affect the validity of such set-off and application.

                                                                            74.

26.   COSTS AND EXPENSES

26.1  BORROWER TO PAY BANK'S COSTS

      The Borrower shall pay or reimburse on demand by the Bank all reasonable costs and expenses (including costs of legal advisers and other professional fees calculated on a full indemnity basis) incurred by the
      Bank:

      (a) (TRANSACTION DOCUMENTS): in connection with the negotiation, preparation, execution, delivery, stamping and registration of or any waiver or amendment of, or supplement or other modification to, any Transaction Document;

      (b) (PARTICIPATION): in connection with the obtaining of persons to enter into a participation arrangement with the Bank other than costs incurred by an incoming participant;

      (c) (ADMINISTRATION OF TRANSACTION DOCUMENTS): in connection with the administration of the Transaction Documents any subsequent consent, agreement or approval under any Transaction Document;

      (d) (EXPERTS): in connection with the appointment of any Expert and all costs and disbursements of each Expert in discharging its responsibilities to the Bank with respect to the Facilities or any Transaction Document or the Bank and the Borrower;

      (e) (ENFORCEMENT): in connection with the proper enforcement or attempted enforcement of, or the preservation or proper exercise or proper attempted exercise of, any right, remedy or claim under any Transaction Document.

26.2  CERTAIN COSTS TO THE ACCOUNT OF THE BANK

      Except where an Event of Default has occurred or is subsisting or circumstances have arisen which entitles the Bank to appoint an Expert in relation to a matter which in the reasonable opinion of the Bank is material in the context of either of the Girilambone Mining Project, the Girilambone North Project or the Joint Ventures, the Borrower shall not be liable to the Bank for any travelling expenses or costs of site visits in relation to monitoring the Girilambone Mining Project to ensure compliance by the Borrower, the Other Participant or the Trust Beneficiaries with the provisions of any Transaction Document.

27.   NOTICES

27.1  ADDRESS OF NOTICES

      Any notice, demand, request, consent, certificate or other communication given under any Transaction Document shall be in writing signed by, or under the name of, an Authorised Officer of the party giving such communication and shall be delivered by hand or transmitted by facsimile addressed:

                                                                            75.

      (a)    in the case of the BANK, to:

             BANK OF WESTERN AUSTRALIA LTD
             Level 7
             Grosvenor Place
             225 George Street
             Sydney
             New South Wales
             Australia

             Attention:           Chief Manager, Sydney Office

             Facsimile Number:    International + (02) 9338 2260
             Telephone Number:    International + (02) 9338 2222; and

      (b)    in the case of the BORROWER, to:

             NORD AUSTRALEX NOMINEES PTY LTD
             Level 15
             3 Spring Street
             Sydney
             New South Wales
             Australia

             Attention:           The Company Secretary

             Facsimile Number:    International + (02) 9565 1308
             Telephone Number:    International + (02) 9565 1655.

27.2  DEEMED RECEIPT

      Except as otherwise specified herein, any notice, demand, request, consent, certificate or other communication given by one party to the other shall be deemed to be received by the addressee:

      (a) (DELIVERY): (in the case of delivery in person or by post or cable) when delivered; or

      (b) (FACSIMILE): (in the case of the facsimile) on receipt by the sender of a transmission report recording receipt by the addressee's facsimile number as notified in Clause 27.1 or notified pursuant to Clause 27.3 (provided that if the time of dispatch is not before 5:00pm (local time) on a Business Day in the place to which such notice, request, demand or other communication is sent, it shall be deemed to have been received at the commencement of business on the next following Business Day in such place), to the party to which such notice, request, demand or other communication is required or permitted to be given under this Agreement addressed to its address as shown in this Agreement or at such address as the relevant addressee may specify for such purpose to the others by notice in writing.

                                                                            76.

27.3  CHANGE OF ADDRESS OR FACSIMILE NUMBER

      In the event that a party changes its address or facsimile number it shall, prior to the date of such change, notify the other party of such change and thereafter such new address or facsimile number shall be the address or facsimile number, as the case may be, of the first-mentioned party for the purposes of this Agreement.

27.4  CONCLUSIVE EVIDENCE

      Any notice, demand, request, consent, certificate or other communication under this Agreement received by the Bank by facsimile bearing a facsimile of the signature of an Authorised Officer of the Borrower, as applicable, shall be conclusive evidence for all purposes and on which the Bank is entitled to rely.

28.   ASSIGNMENT

28.1  THE SECURITY PROVIDER NOT TO ASSIGN

      This Agreement shall bind and inure to the benefit of the parties hereto and their respective successors and assigns PROVIDED however the Borrower shall not assign this Agreement nor any of its rights, duties and obligations under this Agreement without the prior written consent of the Bank.

28.2  ASSIGNMENT BY THE BANK

      The Bank may with the consent of the Borrower (such consent not to be unreasonably withheld or delayed) at any time, transfer by way of assignment or novation all or part of the Bank's rights, benefits or obligations under this Agreement to any one or more reputable banks or other lending institutions resident in Australia if:

      (a) (BANK AS AGENT): the Bank acts as agent for any assignee on terms reasonably acceptable to the Borrower;

      (b)    (AUTHORISATIONS): all necessary Authorisations are obtained;

      (c) (NO ADDITIONAL COST TO BORROWER): as of the date when made, such transfer will not result in any additional cost to the Borrower; and

      (d) (WITH CONSENT OF BORROWER): in respect of an assignment or transfer of obligations:

             (i) to a bank, the Borrower has given its prior consent (such consent not to be unreasonably withheld or delayed);

             (ii) to a lending institution not being a bank and being located within Australia, the Borrower has given its prior consent (such consent not to be unreasonably withheld or delayed),

             and in each case the assignee executes a document in form and substance to the reasonable satisfaction of the Bank and the Borrower agreeing to be bound by the provisions of this Agreement.

                                                                            77.

28.3  BANK MAY PROVIDE INFORMATION

      The Bank may with the prior consent of the Borrower (which shall not unreasonably be withheld or delayed) disclose to a proposed assignee or transferee information about the Borrower or its or their respective business, assets and financial condition as the Bank shall consider appropriate.

28.4  BANK SHALL INCLUDE TRANSFERS

      If the Bank transfers its rights, benefits or obligations under this Agreement all references in this Agreement to the Bank shall thereafter (save as herein otherwise expressly provided) be construed as a reference to the Bank and its transferee or transferees or, in the case of a transfer of the whole of the Bank's rights, benefits or obligations, to its transferee or transferees alone.

28.5  SUB-PARTICIPATIONS NOT PROHIBITED

      The Bank may enter into sub-participation arrangements (being a right to share in the financial effects of this Agreement without any rights to receive information which is not available to any other third party) in relation to all or part of the Bank's rights and benefits without obtaining the consent of the Borrower.

29.   COUNTERPARTS

      This Agreement may be signed in one or more counterparts and any counterpart or set of counterparts signed by the parties hereto shall constitute an original of this Agreement for all purposes.

30.   GOVERNING LAW

      This Agreement shall be governed by, and construed in accordance with, the Laws from time to time in force in the State of New South Wales and the parties hereby submit to the non-exclusive jurisdiction of the courts of that State and the courts which hear appeals therefrom.

31.   CONFLICT WITH OTHER TRANSACTION DOCUMENTS

      In the event that any provision of this Agreement is inconsistent with any provision of any other Transaction Document the provision of this Agreement shall prevail to the extent of such inconsistency.

32.   CONFIDENTIALITY

      Each of the parties hereto shall, and shall cause each of its Related Corporations and its respective officers, employees and agents to, keep this Agreement, the Securities and the documents given or entered into pursuant hereto and thereto and the transactions contemplated hereby and thereby, confidential and shall not disclose or allow to be disclosed any information relating thereto to any person except:

      (a) (CONSENT): with the consent of the party providing the information (which consent is not to be unreasonably withheld);

                                                                            78.

      (b) (REQUIRED BY LAW): if required by Law or by the United States Securities Commission, any other Government Agency or any stock exchange;

      (c) (LEGAL ACTION): in connection with any action contemplated or legal proceedings taken in relation to the Transaction Documents;

      (d) (GENERAL PUBLIC INFORMATION): where the information is generally and publicly available;

      (e) (RELATED CORPORATION): to a Related Corporation or the auditors or legal advisers of the recipient, provided the Related Corporation undertakes to observe this Clause 32 and the recipient is responsible for any breach by the Related Corporation; or

      (f) (POTENTIAL PARTICIPANTS): to a potential sub-participant or risk participant of its interest under the Transaction Documents or to any other person who is considering entering into contractual relations with the Bank in connection with the Transaction Documents subject to that person undertaking in writing to observe this Clause 32.

33.   MISCELLANEOUS

      (a) No failure to exercise and no delay in exercising on the part of the Bank any right, power or privilege under any of the Transaction Documents shall operate as a waiver thereof, nor shall any single or partial exercise of any right, power or privilege preclude any other or further exercise thereof, or the exercise of any other right, power or privilege.

      (b) The provision of all statutes now or hereafter in force whereby any or all of the powers, rights and remedies of the Bank, and the obligations of the Borrower under this Agreement may be curtailed, suspended, postponed, defeated or extinguished shall not apply to this Agreement and are expressly excluded so far as this lawfully can be done.

      (c) No mortgage, charge, Guarantee, indemnity or other security now or hereafter held by the Bank shall in any way prejudicially affect the powers, remedies, rights and provisions herein contained or implied.

      (d) Nothing herein contained shall merge, extinguish, postpone, lessen or otherwise prejudicially affect any Security Interest now or hereafter held by the Bank or any right or remedy which the Bank now has, or hereafter may have, against any Security Provider or any other person.

      (e) If at any time any provision of this Agreement is, or becomes, illegal, invalid or unenforceable in any respect, under the Law of any applicable jurisdiction, neither the legality, validity or enforceability of the remaining provisions of this Agreement, nor the legality, validity or enforceability of such provision under the Law of any other jurisdiction shall, in any way, be affected or impaired thereby.

                                                                            79.

34.   CURRENCY EXCHANGES

      The Security Provider authorises the Bank to effect such currency exchanges as are necessary to implement any set-off right of the Bank or any other of its rights contained or implied in any Transaction Document.

                                                                            80.

                                      SCHEDULE 1



1.1 LICENCE AND COMPENSATION AGREEMENTS

    All documents (including exchange of correspondence) evidencing:

    (a)  3/6/986                                 An assessment of compensation
                                                 for Benjamin Albert Austin in
                                                 respect of this land was made
                                                 under Section 122 of the
                                                 Mining Act, 1973 on 14
                                                 September 1992 by the Chief
                                                 Warden.

    (b)  4030/134 (Lot Rem 4 Sec 6 in DP986)     An assessment of compensation
                                                 for Christina Larsen in
                                                 respect of this land was made
                                                 under Section 122 of the
                                                 Mining Act, 1973 on 14
                                                 September 1992 by the Chief
                                                 Warden.

    (c)  4030/133 (Lot 5 Sect 6 in DP986)        An assessment of compensation
                                                 for Elizabeth Florence Ovenden
                                                 in respect of this land was
                                                 made under Section 122 of the
                                                 Mining Act, 1973 on 14
                                                 September 1992 by the Chief
                                                 Warden.

    (d)  Part of 2/814976 and 3/814976           An access agreement with
                                                 Stuart Russell McNickle and
                                                 Catherine Ruth McNickle as
                                                 tenants in common in equal
                                                 shares, previously in place in
                                                 respect of this land, is being
                                                 renegotiated. This land lies
                                                 within the south eastern
                                                 corner of ML1280.  The land
                                                 was previously subject of
                                                 Exploration Licence 3138,
                                                 however it is now within
                                                 Mining Lease 1280 (it ceased
                                                 to be part of Exploration
                                                 Licence 3138 pursuant to
                                                 Section 70(2) of the Mining
                                                 Act, 1973 upon the grant of
                                                 Mining Lease 1280).

    (e)  34/751320                               A deed was executed on 6
                                                 August 1991 between the
                                                 registered proprietors Bruce
                                                 Raymond Chesson and Bronwyn
                                                 Gail Chesson of the one part
                                                 and the Borrower of the other
                                                 part conferring on the
                                                 Borrower permission to lay and
                                                 maintain a pipeline over part
                                                 of the land.

                                                 On 19 August 1992 a licence to
                                                 construct


                                                                             81.

                                                 a pipeline for the purpose of
                                                 conveying water from MPL294 to
                                                 ML1280 was granted under
                                                 Section 174 of the Mining Act,
                                                 1973 as Licence No. 7.

    (f)  35/751320                               A deed was executed on 6
                                                 August 1991 between the
                                                 Registered Proprietors Bruce
                                                 Raymond Chesson and Bronwyn
                                                 Gail Chesson of the one part
                                                 and the Borrower of the other
                                                 part conferring on the
                                                 Borrower permission to lay and
                                                 maintain a pipeline over part
                                                 of the land.

                                                 On 19 August 1992 a licence to
                                                 construct a pipeline for the
                                                 purpose of conveying water
                                                 from MPL294 to ML1280 was
                                                 granted under Section 174 of
                                                 the Mining Act, 1973 as
                                                 Licence No. 7.

    (g)  39/751320                               A deed was executed dated 23
                                                 December 1991 between the
                                                 registered proprietor Reginald
                                                 Alfred Rowland and the
                                                 Borrower allowing the Borrower
                                                 to occupy part of the land the
                                                 subject of the deed (for the
                                                 purposes of pump station) and
                                                 creating an easement over part
                                                 of the land (for the purposes
                                                 of pipeline).

                                                 On 19 August 1992 a licence to
                                                 construct a pipeline for the
                                                 purpose of conveying water
                                                 from MPL294 to ML1280 was
                                                 granted under Section 174 of
                                                 the Mining Act, 1973 as
                                                 Licence No. 7.

    (h)  1/751320                                Grant of permission to the
                                                 Borrower to lay a pipeline
                                                 across Crown land dated 28
                                                 February 1992.  Permission of
                                                 William Patrick Pearce dated
                                                 26 July 1991 in favour of the
                                                 Borrower to lay pipes over the
                                                 Land.  (Special lease 1963/7
                                                 Nyngan to William Patrick
                                                 Pearce expired 31/12/91).

                                                 On 19 August 1992 a licence to
                                                 construct a pipeline for the
                                                 purpose of conveying water
                                                 from MPL294 to ML1280 was
                                                 granted under Section 174 of
                                                 the Mining Act, 1973 as
                                                 Licence No. 7.

                                                                             82.

                                      SCHEDULE 2

                                  SECURITY INTERESTS



                                         Nil



                                                                             83.

                                      SCHEDULE 3

                             EXISTING PERFORMANCE BOND(S)


-------------------------------------------------------------------------------------------------
  DUE          NO.                       DETAILS                                      FACE VALUE
-------------------------------------------------------------------------------------------------
13/03/97     96/0013    Mineral Lease 4950                                             $1,500.00
-------------------------------------------------------------------------------------------------
07/03/97     96/0010    ELA54 Cobar                                                    $5,000.00
-------------------------------------------------------------------------------------------------
07/03/97     96/0009    ELA432 Cobar                                                   $5,000.00
-------------------------------------------------------------------------------------------------
22/06/97     96/0002    MLA2 Cobar                                                   $125,000.00
-------------------------------------------------------------------------------------------------
13/04/97     95/0008    Exploration Licence Application 78 Cobar (Invoice Nord)        $5,000.00
-------------------------------------------------------------------------------------------------
03/08/97     93/0022    EL4422                                                         $5,000.00
-------------------------------------------------------------------------------------------------
03/08/97     93/0021    EL 3932                                                        $5,000.00
-------------------------------------------------------------------------------------------------
03/08/97     93/0020    EL 3931                                                        $5,000.00
-------------------------------------------------------------------------------------------------
03/08/97     93/0019    EL 3930                                                        $5,000.00
-------------------------------------------------------------------------------------------------
03/08/97     93/0018    EL 3929                                                        $5,000.00
-------------------------------------------------------------------------------------------------
03/08/97     93/0017    EL 3928                                                        $5,000.00
-------------------------------------------------------------------------------------------------
03/08/97     93/0016    EL 3709                                                        $5,000.00
-------------------------------------------------------------------------------------------------
03/08/97     93/0015    EL 3708                                                        $5,000.00
-------------------------------------------------------------------------------------------------
03/08/97     93/0014    EL 3707                                                        $5,000.00
-------------------------------------------------------------------------------------------------
03/08/97     93/0013    EL 3706                                                        $5,000.00
-------------------------------------------------------------------------------------------------
03/08/97     930012     EL 3138                                                        $5,000.00
-------------------------------------------------------------------------------------------------
08/03/97                Mining Purpose Lease 294                                         $400.00
-------------------------------------------------------------------------------------------------
08/03/97                Mining Purpose Lease 295                                         $400.00
-------------------------------------------------------------------------------------------------
08/03/97                Mining Lease 1280                                            $100,000.00
-------------------------------------------------------------------------------------------------
TOTAL                                                                                $297,300.00
-------------------------------------------------------------------------------------------------



                                                                             84.

                                      SCHEDULE 4

                               EXISTING CASH ADVANCE(S)



Cash Advance of $4,245,000 due to be repaid 28 February 1997.

                                                                             85.

                                      SCHEDULE 5

                                 EXISTING SECURITIES


5.1 The deed entitled "Project Charge Girilambone Copper Project" dated 19 December 1992 made between the Bank and the Borrower.

5.2 The deed entitled "Project Charge Girilambone Copper Project" dated 19 December 1992 made between the Bank and the Trust Beneficiaries.

5.3 The deed entitled "Fixed and Floating Charge" dated 19 December 1992 made between the Bank and the Borrower.

5.4 The deed of assignment entitled "Deed of Assignment of Contract by Way of Security - Girilambone Copper Project (Mining Contract)" dated 19 December 1992 made between the Borrower and the Bank.

5.5 The deed of assignment entitled "Deed of Assignment of Contract by Way of Security - Girilambone Copper Project (Construction Contract)" dated 19 December 1992 made between the Borrower and the Bank.

5.6 The deed of mortgage dated 19 December 1992 made between the Borrower and the Bank.

5.7 The Real Property Act mortgage over part 18/751315 being Lot 2 in DP 827919 dated 19 December 1992 made between the Borrower and the Bank - Registered No. U205801.

5.8 The Real Property Act mortgage over part 2/184976 and 3/184976 being Lot 1 in DP 8333281 dated 19 December 1992 made between the Borrower and the Bank - Registered No. U205803.

5.9 The Real Property Act mortgage over the land described in annexure B dated 27 January 1993 made between the Borrower and the Bank - Registered No. I083722.

5.10 The Deed of Release and Indemnity and the Existing Trustee's Deeds of Covenant.

5.11 Each other document described as a Security for the purposes of the Existing Facility Agreement.

                                                                             86.

EXECUTED as an agreement.


SIGNED for and on behalf of                      )
BANK OF WESTERN AUSTRALIA LTD                    )
ACN 050 494 454                                  )
by                                               )
                                                 )
/s/ Steve Blakely                                )    /s/ Steve Blakely
 .........................                        )    .......................
Name                                             )    Signature
                                                 )
the duly authorised agent of its Attorney        )
pursuant to Power of Attorney dated              )
25 February 1997 and who declares that he has    )
not received any notice of the revocation of his )
written agency in the presence of:               )


   /s/ Richard Hurford
 ......................................
(Signature of Witness)


    /s/ Richard Hurford
 ......................................
(Name of Witness in Full)



                                                                             87.

SIGNED SEALED AND DELIVERED for                  )
and on behalf of                                 )
NORD AUSTRALEX NOMINEES                          )
PTY LTD ACN 001 657 272                          )
in its capacity as Trustee of the Trust          )
by J C Syriatowicz                               )
its Attorney pursuant to a Power of              )
Attorney dated                                   )
and registered Book No.                          )
and who declares that he has not received        )
any notice of the revocation of such             )
Power of Attorney in the presence of:            )


  /s/ Jeffery Goss
 ......................................
(Signature of Witness)

    Jeffery Goss
 ......................................
(Name of Witness in Full)


SIGNED for and on behalf of                      )
NORD GOLD COMPANY LIMITED by J C                 )    /s/ J.C. Syriatowicz
Syriatowicz its Attorney under a Power           )    .......................
of Attorney dated           and who declares     )    (Signature)
that he has not received any notice of the       )
revocation of such Power of Attorney in the      )
presence of:                                     )



   /s/ Jeffery Goss
 ......................................
(Signature of Witness)

   /s/ Jeffery Goss
 ......................................
(Name of Witness in Full)



                                                                             88.

SIGNED for and on behalf of                      )
NORD PACIFIC LIMITED by J C                      )    /s/ J C Syriatowicz
Syriatowicz its Attorney under a Power of        )    .......................
Attorney dated              and who declares     )    (Signature)
that he has not received any notice of the       )
revocation of such Power of Attorney in the      )
presence of:                                     )



  /s/ Jeffery Goss
 ......................................
(Signature of Witness)

     Jeffery Goss
 ......................................
(Name of Witness in Full)



SIGNED for and on behalf of                      )
NORD HIGHLANDS MINERAL                           )    /s/ J C Syriatowicz
VENTURE-1 by J C Syriatowicz its                 )    .......................
Attorney under a Power of Attorney dated         )    (Signature)
              and who declares that he has not   )
received any notice of the revocation of         )
such Power of Attorney in the presence of:       )


     Jeffery Goss
 ......................................
(Signature of Witness)

     Jeffery Goss
 ......................................
(Name of Witness in Full)


                                                                             89.

                                      ANNEXURE A

                        AMENDED & RESTATED FACILITY AGREEMENT

                                   DRAWDOWN NOTICE

{INSERT DATE}



TO:      BANK OF WESTERN AUSTRALIA LTD ACN 050 494 454 ("BANK")

ATTN:    {INSERT NAME}

FROM: NORD AUSTRALEX NOMINEES PTY LTD ACN 001 657 272 in its capacity as trustee of the Trust ("BORROWER")

RE:      DRAWDOWN NOTICE


This notice is given pursuant to clause 5.1 of the Amended & Restated Facility Agreement ("FACILITY AGREEMENT") dated {INSERT DATE} between the Bank and the Borrower and the parties described as the Trust Beneficiaries. Terms defined in the Facility Agreement shall bear such defined meanings when used herein.

The Borrower hereby irrevocably gives notice that it wishes to make a Drawdown under the Facility described in Item 1 below on the date set out in Item 3 below. The amount of the Advance the subject of such Drawdown is set out in
Item 2 below.  The term of such Drawdown is set out in Item 4 below.

Such Drawdown is required for the purpose or purposes set out in Item 5 below.


ITEM 1  :     Cash Advance Facility,             -  {SPECIFY WHICH FACILITY IS
              Performance Bond Facility             APPLICABLE
              or Treasury Facility

ITEM 2  :     Amount                             -  {INSERT AMOUNT IN US
                                                    DOLLARS}

ITEM 3  :     Date of proposed Drawdown          -  {INSERT DATE}

ITEM 4  :     Term of Drawdown                   -  {INSERT FUNDING PERIOD}

ITEM 5  :     Purpose(s)                         -  {INSERT PURPOSE(S)}

                                                                              1.

                                      ANNEXURE B

                        AMENDED & RESTATED FACILITY AGREEMENT

                               RENEWAL NOTICE: ADVANCE


{INSERT DATE}



TO:      BANK OF WESTERN AUSTRALIA LTD ACN 050 494 454 ("BANK")

ATTN:    {INSERT NAME}

FROM: NORD AUSTRALEX NOMINEES PTY LTD ACN 001 657 272 in its capacity as trustee of the Trust ("BORROWER")

RE:      RENEWAL NOTICE


This notice is given pursuant to clause 5.7 of an Amended & Restated Facility Agreement ("FACILITY AGREEMENT") dated {INSERT DATE} between the Bank and the Borrower and the parties described as the Trust Beneficiaries. Terms defined in the Facility Agreement shall bear such defined meanings when used herein.

The Borrower hereby irrevocably gives notice that it wishes to renew a Drawdown with respect to the Advance described in Item 1 in relation to the Facility specified in Item 2 on the date set out in Item 4 below. The amount of the Advance the subject of such Drawdown is set out in Item 3 below. The term of such renewed Drawdown is set out in Item 5 below.


ITEM 1  :     Advance Being Renewed              -  {PROVIDE DETAILS OF
                                                    RELEVANT ADVANCE}

ITEM 2  :     Cash Advance Facility,             -  {SPECIFY RELEVANT FACILITY}
              Performance Bond Facility
              or Treasury Facility

ITEM 3  :     Amount                             -  {INSERT AMOUNT IN US
                                                    DOLLARS}

ITEM 4  :     Renewal Date                       -  {INSERT DATE}

ITEM 5  :     Term of Drawdown                   -  {INSERT FUNDING PERIOD}


The Borrower represents and warrants that:

(a) the representations and warranties in clause 18 of the Facility Agreement on the part

                                                                              1.

    of the Borrower are true as though they had been made at the date of this Renewal Notice and the Renewal Date specified above in respect of the facts and circumstances then subsisting; and

(b) no Event of Default or Potential Event of Default is subsisting or will result from the Drawing.



SIGNED BY
NORD AUSTRALEX NOMINEES PTY LTD
ACN 001 657 272
in its capacity as trustee of the Trust
by {INSERT NAME OF AUTHORISED OFFICER}



 ..................................


                                                                              2.

                                      ANNEXURE C

                        AMENDED & RESTATED FACILITY AGREEMENT

                                  FIXED RATE REQUEST


TO: BANK OF WESTERN AUSTRALIA LTD ACN 050 494 454


                        FIXED RATE REQUEST NO. [            ]


NORD AUSTRALEX NOMINEES PTY LTD ACN 001 657 272 in its capacity as trustee of the Trust ("BORROWER") hereby gives you a Fixed Rate Request pursuant to clause 7 of the Amended & Restated Facility Agreement dated ** 1997 between the Borrower and yourselves and the Trust Beneficiaries ("FACILITY AGREEMENT"). Terms defined in the Facility Agreement have the same meanings where used herein. The following particulars are given pursuant to clause 7 of the Facility Agreement.

1.  The relevant Accommodation Date is [               ].

2. The aggregate amount of Advances it is desired to discount at a Fixed Rate is [SPECIFY IN US DOLLARS].

3.  The Funding Period during which the Fixed Rate is desired is [           ]
    to [              ].

4.  The Borrower represents and warrants that:

    (a) the representations and warranties of the Borrower set out in clause 18 of the Facility Agreement are true as if made at the date of this request; and

    (b) no Event of Default or Potential Event of Default has occurred and is continuing or would result from this request.

DATED the                          day of                         1997


                                                                              1.

SIGNED SEALED AND DELIVERED for                  )
and on behalf of                                 )
NORD AUSTRALEX NOMINEES                          )
PTY LTD ACN 001 657 272                          )
in its capacity as Trustee of the Trust          )
by                                               )
its Attorney pursuant to a Power of              )
Attorney dated                                   )
and registered Book No.                          )
and who declares that he has not received        )
any notice of the revocation of such             )
Power of Attorney in the presence of:            )



 ...................................
(Signature of Witness)


 ...................................
(Name of Witness in Full)

**  Insert applicable information


                                                                              2.

                                      ANNEXURE D

                        AMENDED & RESTATED FACILITY AGREEMENT

                               FIXED RATE CONFIRMATION


TO: NORD AUSTRALEX NOMINEES PTY LTD in its capacity as trustee of the Trust ACN
    001 657 272



                       FIXED RATE CONFIRMATION NO. [          ]



BANK OF WESTERN AUSTRALIA LTD ACN 050 494 454 refer to your Fixed Rate Request
No. [        ] dated [               ] ("REQUEST") and hereby give you a Fixed
Rate Confirmation pursuant to clause 7.3 of the amended and restated facility
agreement made the [          ] day of [        ]  1997 between yourselves and
ourselves and the Trust Beneficiaries therein referred to ("FACILITY AGREEMENT"). Terms defined in the Facility Agreement have the same meanings where used herein. The following particulars in relation to the proposed provision of Advances at a Fixed Rate are given pursuant to clause 7.3 of the Facility Agreement and subject to the provisions of the Facility Agreement.

1.  Fixed Rate.

2.  Aggregate Amount of Advances to be provided at the Fixed Rate.

3.  Relevant Accommodation Date.

4.  Funding Period.



 ....................................
For and on behalf of
BANK OF WESTERN AUSTRALIA LTD
ACN 050 494 454

                                                                              1.

ITEM 6  :   Name of Beneficiary (in         -    {INSERT NAME OF BENEFICIARY}
            the case of a Performance
            Bond)



The Borrower represents and warrants that:

(a) the representations and warranties in clause 18 of the Facility Agreement on the part of the Borrower are true as though they had been made at the date of this Drawdown Notice and the Drawdown Date specified above in respect of the facts and circumstances then subsisting; and

(b) no Event of Default or Potential Event of Default is subsisting or will result from the Drawing.



SIGNED BY
NORD AUSTRALEX NOMINEES PTY LTD
ACN 001 657 272
in its capacity as trustee of the Trust
by {INSERT NAME OF AUTHORISED OFFICER}





 ..................................

*   Delete if inapplicable


                                                                              2.

                                      ANNEXURE F

                                   SALES CONTRACTS





                                                                              1.

                                      ANNEXURE G

1.  PROJECT LAND

TITLE REFERENCE

PROJECT:  GIRILAMBONE MINING

AUTO CONSOL 738-177 (Lot 6 Sec 1 in
DP986, Lot 8 Sec 3 in DP986)

8/1/986

9/1/986

AUTO CONSOL 644-162 (Lot 4
Sec 2 in DP986, Lot 7 Sec 2 in DP986)

AUTO CONSOL 952-1 (Lot 8
Sec 4 in DP986, Lot 10 Sec 4 in DP986)

21/920633

22/920633

7/5/986

AUTO CONSOL 740-5 (Lot 8 Sec 5
in DP986, Lot 10 Sec 5 in DP986)

9/5/986

4/10/986

4/14/986

AUTO CONSOL 14511-23 (lots 8-11
Sec 14 in DP986)

AUTO CONSOL 14064-171 (Lots 1-4
Sec 1 in DP986, Lot 6 Sec 2 in DP986
Lot 7 Sec 3 in DP986, Lots 1-3 Sec 4
in DP986, Lot 7 Sec 4 in DP986, Lot 4
Sec 5 in DP986, Lot 6 Sec 5 in DP986,
Lots 6-8 Sec 10 in DP986, Lots 4-7 Sec 11
in DP986, Lot 1 Sec 14 in DP986, Lot 3
Sec 14 in DP986, Lot 5 Sec 14 in DP986,
Lot 7 Sec 14 in DP986, Lot 1 Sec 15 in


                                                                              1.

DP986, Lots 3-7 Sec 15 in DP986,
Lots 6-8 Sec 16 in DP986 and Lot 10
Sec 16 in DP986)

AUTO CONSOL 15249-125 (Lots 28, 33,
42, 100, 145 in DP751315)

AUTO CONSOL 6795-137 (Lots 2, 3 in
DP751315)

AUTO CONSOL 8645-101 (Lots 1-13, 15-17
and 19-20 in DP4472)

1/822426

1/822427

1/822428

2/827919

1/833281

21/861603

22/861603

Vol 14064 Folio 172

161/605753

21/829375

22/829375

412/618374

413/618374

334/623204

4151/712894

14/261826

17/261826

41/595519


                                                                              2.

36/605220

PROJECT:  GIRILAMBONE NORTH

34/864483

35/864483

147/824129

1/827919

2/833281

12/858163

2.  MINING TENEMENTS

COBAR, NEW SOUTH WALES

Mining Lease 1280

Mining Lease 1383

Mining Lease 4950

Mining Purposes Lease 294

Mining Purposes Lease 295

Exploration Licence 3138

Exploration Licence 3706

Exploration Licence 3707

Exploration Licence 3708

Exploration Licence 3709

Exploration Licence 3712

Exploration Licence 3928

Exploration Licence 3929

Exploration Licence 3930

                                                                              3.

Exploration Licence 3931

Exploration Licence 3932

Exploration Licence 4038

Exploration Licence 4422

Exploration Licence 4828

Exploration Licence 4961

Exploration Licence 4962

Exploration Licence 5010

EAST MURCHISON FIELD, WESTERN AUSTRALIA

Mining Lease 53/97

Mining Lease 53/98

Mining Lease 53/99

CLONCURRY, QUEENSLAND

Exploration Permit for Mining 6961

Exploration Permit for Mining 7051

Exploration Permit for Mining 7085

Exploration Permit for Mining 8127

Exploration Permit for Mining 8833

Exploration Permit for Mining 10492



This list may be varied or added to by way of exchange of letters between the Bank and the Borrower.

                                                                              4.

                                      ANNEXURE E

                        AMENDED & RESTATED FACILITY AGREEMENT

                           AUTHORISED OFFICER'S CERTIFICATE


         Amended & Restated Facility Agreement dated **, 1997 to provide a facility for the lending of money between BANK OF WESTERN AUSTRALIA LTD ACN 050 494 454 ("BANK") and NORD AUSTRALEX NOMINEES PTY LTD ACN 001 657 272 in its capacity as trustee of the Trust ("BORROWER") and the parties named as the Trust Beneficiaries in that document

--------------------------------------------------------------------------------

I, ** of ** hereby certify as a Condition Precedent to the effectiveness of the above-mentioned Amended & Restated Facility Agreement (hereinafter called the "FACILITY AGREEMENT") that:

1.       I am an Authorised Officer of the Borrower;

2. the resolutions annexed hereto as Attachment I are a true copy of resolutions passed by the Board of Directors of the Borrower at a duly convened meeting thereof in conformity with the memorandum and articles of association of the Borrower held on ** at which a quorum was present throughout;

3. such resolutions are in full force and effect on the date of this certificate;

4. annexed hereto as Attachment II is a specimen signature of each of the Authorised Officers referred to in such resolutions and such signatures are the usual signatures of each such person;

5. the copy of memorandum and articles of association of the Borrower provided to the Bank on ** 1997 remain true and correct copies as of the date of this certificate;

6. the Borrower is {not}* a party to a Trust Deed to facilitate borrowings;

*{7. the execution and performance of the Facility Agreement by the Borrower will not result in the Borrower breaching or being in default under any covenant or obligation on its part contained in such Trust Deed; and}

*{8. no Event of Default or Potential Event of Default has occurred and is continuing or would result from the execution and performance of the Facility Agreement.}

Any term defined in the Facility Agreement shall bear such defined meaning when used herein.

DATED:  **


 ......................................
Authorised Officer

*   Delete if inapplicable
**  Insert applicable information


                                                                              1.

                                     ATTACHMENT I

                   EXTRACT OF RESOLUTIONS OF THE BOARD OF DIRECTORS
                                       BORROWER
                            PASSED AT A MEETING HELD ON **

--------------------------------------------------------------------------------


PRODUCED to the meeting was the **, 1997 draft of an Amended & Restated Facility Agreement ("FACILITY AGREEMENT"), providing for, inter alia, Nord Australex Nominees Pty Ltd ACN 001 657 272 in its capacity as trustee of the Trust ("COMPANY") to borrow money from Bank of Western Australia Ltd ACN 050 494 454.

RESOLVED THAT:

1. the Company enter into and accept the Facility Agreement by signing the Facility Agreement;

2. ** and ** and each of them severally be and are hereby {authorised in the name and on behalf of the Company to execute the Facility Agreement and any other document required in connection with the Facility Agreement, including without limitation, any of the Securities to which the Company is a party and any notice relating to the Facility Agreement, with such changes as either of them deems fit}* {appointed the attorneys of the Company to execute the Facility Agreement and any other document required in connection with the Facility Agreement, including without limitation, any of the Securities to which the Company is a party and any notice relating to the Facility Agreement, with such changes as either of them deems fit, and that the Common Seal of the Company be affixed accordingly to a Power of Attorney substantially in the form of the document produced to the meeting giving effect to such appointment}*; and

3. the execution of the Facility Agreement or any other document in connection with the Facility Agreement (including without limitation, any of the Securities to which the Company is a party and any notice relating to the Facility Agreement) by ** or ** shall be conclusive evidence to all persons that the relevant document has been executed in form and substance approved by the Directors of the Company and that by signing such Facility Agreement the Company has entered into the Facility Agreement.

This is the Attachment I referred to in my certificate dated **.




 .......................................
Authorised Officer


*   Delete inapplicable alternative
**  Insert applicable information


                                                                              2.

                                    ATTACHMENT II

                                 SPECIMEN SIGNATURES



NAME:                                  SIGNATURE:





 ..............................         ..............................





 ..............................         ..............................




This is the Attachment II referred to in my Certificate dated **.




 ..............................
Authorised Officer



**  Insert applicable information


                                                                              3.